U.S. Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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INTELLINETICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 12, 2015

To Our Stockholders:

We cordially invite you to attend the 2015 Annual Meeting of Stockholders of Intellinetics, Inc., (the “Company” or “Intellinetics”) which will be held at 2190 Dividend Drive, Columbus, Ohio 43228 on August 12, 2015, at 10 AM, local time, for the following purposes:

1	To elect five directors, each to hold office for a term of one year and until his successor is duly elected and qualified;

2	Approval of the Intellinetics, Inc. 2015 Equity Incentive Plan;
3	To ratify the appointment of GBQ Partners LLC (“GBQ”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

4	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

The Board of Directors has fixed the close of business on July 10, 2015 as the record date for determining the stockholders who are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

By Order of the Board of Directors,

Matthew L. Chretien
President and Chief Executive Officer

Columbus, Ohio

July 15, 2015

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, you are urged to submit your proxy or voting instructions as soon as possible so that your shares can be voted at the Annual Meeting. You may vote your shares by email or by completing, signing, dating and returning your proxy card in the enclosed, self-addressed stamped envelope, which requires no postage if mailed in the United States.

For further instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the Annual Meeting” in the proxy statement and the instructions on the proxy card or voting instruction form.

  IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 12, 2015:

The proxy statement and our 2015 Annual Report on Form 10-K for the fiscal year ended December 31, 2014, are available at http://www.intellinetics.com/investor-relations/sec-filings ..

PROXY STATEMENT

2015 ANNUAL MEETING OF STOCKHOLDERS

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

PROXY STATEMENT

For The

2015 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 12, 2015

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Board of Directors (the “Board”) of Intellinetics, Inc. (“Intellinetics,” “Company,” “we,” “our” or “us”) is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at 2015 our 2015 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place at 2190 Dividend Dr., Columbus, Ohio 43228 on August 12, 2015, at 12:30 PM, local time. As a stockholder of record as of the close of business on July 10, 2015, the record date for the Annual Meeting, you are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. We began mailing this proxy statement, the accompanying proxy card and the notice of Annual Meeting on or about July 15, 2015.

What information is contained in this proxy statement?

The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our corporate governance, the compensation of our directors and of our executive officers, and certain other required information. Our 2014 Annual Report and a proxy card are also enclosed with this proxy statement.

What proposals will stockholders vote on at the Annual Meeting?

Stockholders will vote on three proposals at the Annual Meeting:

•	Election of directors (Proposal 1);

•	Approval of the 2015 Intellinetics, Inc. Equity Incentive Plan (Proposal 2);

•	Ratification of the Audit Committee’s appointment of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal 3).

We will also consider any other business that properly comes before the Annual Meeting, although as of the date of this proxy statement we are not aware of any other matters to be presented at the Annual Meeting other than as set forth in this proxy statement.

How does the Board of Directors recommend that I vote my shares?

Our Board of Directors recommends that you vote your shares:

•	“ FOR ” the election as directors of the five nominees named in this proxy statement (Proposal 1);

•	“FOR” the authorization of the Intellinetics, Inc. 2015 Equity Incentive Plan (Proposal 2);

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•	“ FOR ” the ratification of the Audit Committee’s appointment of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal 3).

Who is entitled to vote at the Annual Meeting?

Each holder of record of shares of our common stock as of the close of business on July 10, 2015, which is the record date for the Annual Meeting, is entitled to vote at the Annual Meeting. Each share of our common stock outstanding as of the close of business on the record date is entitled to one vote on each proposal presented at the Annual Meeting. You may vote all shares owned by you as of the record date, including shares that are held directly in your name as the stockholder of record, and shares that are held for you as the beneficial owner in street name through a brokerage firm, bank, trustee or other nominee. As of the close of business on the record date, 7,123,074 shares of common stock were outstanding and entitled to vote.

What is the difference between holding shares as a “stockholder of record” and as a beneficial owner in “street name”?

These terms describe how your shares are held. Several of our stockholders hold their shares beneficially through a brokerage firm, bank, trustee or other nominee rather than directly in their own name. As described below, there are some very important distinctions between shares held of record and those owned beneficially.

Shares held of record : If your shares are registered directly in your name with our transfer agent, Standard Registrar & Transfer Company, you are considered the “stockholder of record” of those shares, and these proxy materials are being sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use. You may also vote by email, as described on the proxy card and as described below under the heading “How can I vote my shares without attending the Annual Meeting?”

Shares owned beneficially : If your shares are held in an account by a brokerage firm, bank, trustee or other nominee in its name as a custodian, then you are considered the beneficial owner of those shares, which are held in “street name,” and these proxy materials are being forwarded to you by your brokerage firm or other nominee, which is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your brokerage firm or other nominee how to vote those shares, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record of those shares, you may not vote those shares in person at the Annual Meeting unless you obtain a legal proxy from the brokerage firm or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. Your brokerage firm or other nominee has enclosed or provided voting instructions for you to use in directing your brokerage firm or other nominee how to vote your shares. Many brokerage firms and banks, as well as some other nominees, also offer voting on the Internet or by telephone. Please refer to the voting instruction form you received from your brokerage firm or other nominee for instructions on the voting methods they offer.

Can I attend the Annual Meeting?

You are entitled and invited to attend the Annual Meeting only if you are a stockholder of record or a beneficial owner of shares held in street name as of the record date or hold a valid proxy for the Annual Meeting.

Can I vote my shares in person at the Annual Meeting?

If you are a stockholder of record as of the record date, you may vote your shares in person at the Annual Meeting. If you are a beneficial owner of shares held in street name as of the record date, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy from the brokerage firm or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as a stockholder of record or indirectly as a beneficial owner in street name, you may direct how your shares are voted without attending the Annual Meeting.

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If you are a stockholder of record, you may vote your shares by submitting a proxy by one of the following methods:

By Email : Stockholders of record may submit proxies by following the “Vote by Email” instructions on their proxy cards until 11:59 p.m., Eastern Time, on August 11, 2015.

By Mail : Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Proxy cards submitted by mail must be received by the time of the Annual Meeting in order for your shares to be voted.

If you hold shares beneficially in street name, you may vote by submitting voting instructions to your brokerage firm or other nominee. Most stockholders who hold shares beneficially in street name may vote by Internet or by telephone by accessing the Internet website or by calling the number specified on the voting instruction cards provided by their brokerage firms or other nominees, or by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelope. Please refer to the voting instruction card provided by your brokerage firm or other nominee for details. Since a beneficial owner is not the stockholder of record, you will not be entitled to vote your shares in person at the Annual Meeting unless you obtain a legal proxy from the brokerage firm or other nominee that holds your shares giving you the right to vote the shares at the meeting.

Can I revoke my proxy and change my vote after I have voted?

You may revoke your proxy and change your vote at any time prior to the taking of the vote at the Annual Meeting.

If you are a stockholder of record, you may revoke your proxy and change your vote by taking any of the following actions before your shares are voted at the Annual Meeting:

•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above under “How can I vote my shares without attending the Annual Meeting,” until the applicable deadline for each method;

•	delivering a written notice of revocation to our Secretary at Intellinetics, Inc., 2190 Dividend Drive, Columbus, Ohio 43228; or

•	attending the Annual Meeting and voting your shares in person, although your attendance at the Annual Meeting will not in and of itself constitute the revocation of your proxy.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your brokerage firm or other nominee following the instructions they provided, or, if you have obtained a legal proxy from your brokerage firm or other nominee granting you the right to vote your shares, by attending the Annual Meeting and voting in person.

How will my shares be voted if I sign and return my proxy card or voting instruction form without specifying how they should be voted?

If you provide specific voting instructions with respect to any proposals, your shares will be voted as you specify on such proposals. If you are a stockholder of record and sign and return your proxy card without specifying how your shares are to be voted on some or all of the proposals, then your shares will be voted on those proposals as recommended by the Board of Directors. See “How does the Board of Directors recommend that I vote my shares?” above. If you are a beneficial owner of shares held in street name and either sign and return your voting instruction form without specifying how your shares are to be voted on some or all of the proposals or you do not sign and return a voting instruction form, then your brokerage firm or other nominee may generally vote your shares in its discretion on “routine” proposals but not on proposals that are not routine. See “How are broker non-votes and abstentions treated?” below.

What is the quorum requirement for the Annual Meeting?

The quorum requirement is the minimum number of shares that must be present at the Annual Meeting for us to hold the meeting and conduct business. For a quorum to exist, the holders of a majority of the shares of common stock outstanding as of the record date must be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes, as discussed below, are counted as present for the purpose of determining the presence of a quorum.

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How are broker non-votes and abstentions treated?

Generally, “broker non-votes” occur on a proposal when shares held of record by a brokerage firm or other nominee in street name for a beneficial owner are not voted on that proposal because the brokerage firm or other nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote those shares on that proposal. A brokerage firm or other nominee is entitled to vote shares held for a beneficial owner on routine proposals without instructions from the beneficial owner of those shares. However, a brokerage firm or other nominee is not entitled to vote shares for a beneficial owner on non-routine proposals absent instructions from the beneficial owner of such shares. Broker non-votes are counted for purposes of determining whether a quorum exists, but are not counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, and therefore will have no effect on the outcome of the vote on any proposal.

The election of directors (Proposal 1) and the authorization of the Intellinetics, Inc. 2015 Equity Incentive Plan (Proposal 2), will be treated as non-routine proposals. If you hold your shares in street name and do not instruct your brokerage firm or other nominee how to vote your shares with respect to either of those proposals, then your brokerage firm or other nominee will not be permitted to vote your shares on those proposals and your shares will be counted as broker non-votes on those proposals. The ratification of the appointment of our independent auditors (Proposal 3) will be treated as a routine proposal, so if you hold your shares in street name and do not instruct your brokerage firm or other nominee how to vote your shares with respect to that proposal, then your brokerage firm or other nominee will be permitted to vote your shares on that proposal.

Abstentions are deemed present at the Annual Meeting and are counted for purposes of determining whether a quorum exists and are generally counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, except in the election of directors.

More information about the effects of broker non-votes and abstentions on the three proposals to be voted on by our stockholders at the Annual Meeting is provided in “What vote is required to approve each Proposal?” below.

What vote is required to approve each Proposal?

On Proposal 1, the election of four directors, the directors are to be elected by a plurality of the votes cast with respect to such director by the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on Proposal 1. A “plurality of the votes cast” for purposes of the election of directors means that the four candidates receiving the highest number of votes cast shall be elected as the four directors. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

On Proposal 2, the authorization of the 2015 Equity Incentive Plan, the proposal must be approved by a majority of the votes cast by the shares outstanding and entitled to vote on Proposal 2. Abstentions and broker non-votes are counted as votes against Proposal 2.

On Proposal 3, the ratification of the Audit Committee’s appointment of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2015, the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on Proposal 3 is required to ratify the appointment of GBQ. Abstentions will have the same effect as votes against Proposal 3, while broker non-votes will have no effect on the outcome of the vote on Proposal 3.

Is cumulative voting permitted for the election of directors?

No, you may not cumulate your votes for the election of directors.

What happens if additional matters are presented at the Annual Meeting?

Other than the three proposals described in this proxy statement, as of the date of this proxy statement we are not aware of any other business to be acted upon at the Annual Meeting. If any additional matters are properly presented for a vote at the Annual Meeting, the persons appointed as proxies in the proxy card will have the discretionary authority to vote or act thereon in accordance with their best judgment.

Who will count the votes?

A representative from Standard Registrar & Transfer Company Inc., our transfer agent, will count the votes and serve as the inspector of election for the Annual Meeting.

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Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and the certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management and the Board of Directors.

What should I do if I receive more than one set of proxy materials?

You may receive more than one set of proxy materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in different names or are held in more than one account. Please vote all your shares by voting each proxy card and voting instruction card that you receive.

How can I access the proxy materials and annual report electronically?

This proxy statement and our 2014 Annual Report are available on the Internet at http://intellinetics.com/investor-relations/sec-filings .

Where can I find the voting results for the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. We will file a Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the Annual Meeting announcing the final voting results.

If I vote against any Proposal, am I entitled to appraisal rights?

Under Nevada law, stockholders are not entitled to appraisal rights with respect to any of Proposals 1-3.

Who pays the costs of this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes and proxies. If you choose to access these proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.

In addition to the mailing of these proxy materials, we may also solicit proxies in person or by mail, telephone, facsimile, email or other means of communication by our directors, officers and employees, but we will not provide any additional or special compensation for such soliciting activities.

We will request that brokerage houses, banks, nominees, trustees and other custodians forward proxy solicitation materials for shares held of record by them to the beneficial owners of such shares, and, upon request, we will reimburse those custodians for their reasonable out-of-pocket expenses incurred in forwarding those materials.

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CORPORATE GOVERNANCE

We believe that our corporate governance principles and practices provide an important framework to ensure that our company is managed on a sound basis for the long-term benefit of our stockholders. Our Board of Directors is developing its corporate governance policies and practices in light of the recent changes at the Company to meet laws and regulations, including the rules and regulations of the Securities and Exchange Commission, and best practices in corporate governance.

Director Independence

In accordance with Rule 407(c)(a)(ii) of Regulation S-K, we are not a listed issuer and we use the definition of independence as set forth in the rules of the NASDAQ Stock Market. Currently we have 5 directors, and we have independent directors as a majority of our Board. It is anticipated that, in the near future, the board of directors will recruit additional independent directors to join the Board and also our Board committees. The charters of both our compensation committee and audit committees require that all members of each committee be independent. Currently, Robert C. Schroeder, Rye D’Orazio, Murray Gross, and Sophie Pibouin serve as our independent directors. When determining the independence of Robert C. Schroeder, the Board considered his affiliation with Taglich Brothers, which has been retained by the Company as a Placement Agent, and his appointment by Taglich as a director under the terms of a Placement Agent Agreement between the Company and Taglich Brothers. The audit and compensation committees are both comprised of independent directors: Murray Gross, Robert Schroeder, and Rye D’Orazio. The nominating committee is also comprised of independent directors: Murray Gross, Robert Schroeder, and Sophie Pibouin.

Departure of Directors and Election of Directors

On March 20, 2015, Sophie Pibouin was elected as an additional Director. On April 30, 2015, A. Michael Chretien and Thomas D. Moss both resigned from the Board, and the Company thanks them both for their Board service over the past three years. Neither of their resignations were as a result of any disagreements with the Company. Additionally on April 30, 2015, Murray Gross was elected as an additional Director and Chairman of the Board.

Meetings of the Board of Directors

Our Board of Directors, which currently consists of five directors, meets regularly throughout the year and holds special meetings whenever circumstances require. The Board of Directors held a total of 4 meetings during 2014. During 2014, each director attended from 75% to 100% of the total number of meetings of the Board and of the committees of the Board on which such director served, and our directors in the aggregate attended 93% of the total number of meetings of the Board and committees on which they served.

Committees of the Board of Directors

Our Board of Directors has established a standing Audit Committee, Compensation Committee, and Nominating Committee. The membership of each committee and its functions, duties and responsibilities are discussed below. Each committee operates under a written charter that has been adopted by our Board. Each member of each of these Board committees is an independent director.

Audit Committee

Our Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. In 2014, the members of the Audit Committee were Rye D’Orazio and Robert C. Schroeder. On May 13, 2015, the Board of Directors elected Murray Gross to also serve on the audit committee. The Board of Directors has determined that all members are independent under our standards of director independence. The Board of Directors has determined that each member of the Audit Committee is financially literate and that Robert C. Schroeder qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d) of Regulation S-K under the Exchange Act. The Audit Committee met four times during 2014.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight and monitoring responsibilities relating to:

•	the quality and integrity of our financial statements;

•	our system of internal control over financial reporting and disclosure controls and procedures;

•	the quality and integrity of our auditing, accounting and financial reporting processes generally;

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•	the audits of our annual financial statements and the appointment, compensation, qualifications, independence and performance of our independent registered public accounting firm;

•	the design and implementation of the internal audit function; and

•	our compliance with legal and regulatory requirements.

The Audit Committee’s duties and responsibilities include:

•	reviewing and discussing with management and our independent registered public accounting firm our annual audited and quarterly unaudited consolidated financial statements;

•	determining whether to recommend to the Board of Directors that our annual consolidated financial statements be included in our Annual Report on Form 10-K;

•	reviewing with management any earnings announcements or guidance forecasts and other announcements regarding our historical or projected results of operations;

•	selecting, appointing and, when appropriate, terminating our independent registered public accounting firm;

•	reviewing and pre-approving the nature, scope and fee arrangements of the annual audit and non-audit services of our independent registered public accounting firm;

•	reviewing the qualifications, performance and independence of our independent registered public accounting firm;

•	reviewing the scope and the results of the annual audit of our consolidated financial statements by our independent registered public accounting firm;

•	reviewing and discussing with management and our independent registered public accounting firm our accounting and financial reporting practices and procedures and the design, implementation, adequacy and effectiveness of our system of internal controls;

•	preparing the annual Audit Committee report required by the rules of the SEC to be included in our proxy statement for our annual meetings of stockholders;

•	reviewing any transaction that involves a potential conflict of interest or a related person;

•	adopting and overseeing procedures for the receipt, retention and treatment of employee concerns and complaints regarding accounting, internal controls or auditing matters; and

•	providing other assistance to the Board of Directors, as requested, with respect to our financial, accounting and reporting practices.

The Audit Committee performs its functions and responsibilities under a written charter adopted by the Board of Directors and attached as Appendix B to this Proxy Statement.

Compensation Committee

Our Board of Directors has established a Compensation Committee. In 2014, the members of the Compensation Committee were Robert C. Schroeder and Rye D’Orazio. On May 13, 2015, the Board of Directors elected Murray Gross to also serve on the audit committee. The Board of Directors has determined that all members of the Compensation Committee are independent under our standards of director independence. In addition, each member of the Compensation Committee meets the definition of a “non-employee director” under Section 16b-3 of the Exchange Act, and of an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee did not meet during 2014.

The primary purposes of the Compensation Committee are to review and approve the compensation of our executive officers and to oversee our compensation plans and policies generally. The Compensation Committee’s duties and responsibilities include:

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•	establishing, reviewing and approving our general compensation philosophy and strategy;

•	reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers, and evaluating their performance in light of those corporate goals and objectives, and determining and approving their compensation based on that evaluation;

•	overseeing, evaluating and, as directed by the Board, administering and recommending changes to our incentive compensation plans and programs;

•	approving employment agreements, severance agreements, change in control agreements and other compensation agreements and arrangements for our executive officers;

•	reviewing and approving the compensation of directors;

•	evaluating and assessing any risks and excessive risk-taking activities encouraged by our compensation programs and policies;

•	reviewing the results of the advisory vote by stockholders on the compensation of our named executive officers;

•	reviewing, modifying and making recommendations with respect to, and monitoring compliance with, our stock ownership guidelines; and

•	preparing the annual Compensation Committee report required by the rules of the SEC to be included in our proxy statement for our annual meeting of stockholders.

The Compensation Committee does not generally exercise its power to delegate its authority to subcommittees and officers. The Compensation Committee has the authority under its charter to retain, approve fees for and terminate independent experts, consultants and advisors as it deems necessary to assist in the fulfillment of its responsibilities. To date, the Compensation Committee has not engaged an independent compensation consultant.

While the Compensation Committee gives significant weight to the recommendations of our Chief Executive Officer, the Compensation Committee is responsible for making the final decisions on executive compensation matters and exercises its discretion and authority in approving, modifying or rejecting these recommendations.

The Compensation Committee performs its functions and responsibilities under a written charter adopted by the Board of Directors and attached Appendix C to this Proxy Statement.

Nominating and Corporate Governance Committee

Our Board of Directors has established a Nominating and Corporate Governance Committee as of May 13, 2015. The members of the Nominating and Corporate Governance Committee are Robert C. Schroeder, Murray Gross, and Sophie Pibouin. The Board of Directors has determined that all members of the Nominating and Corporate Governance Committee are independent under our standards of director independence. In addition, each member of the Nominating and Corporate Governance Committee meets the definition of a “non-employee director” under Section 16b-3 of the Exchange Act, and of an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The primary purposes of the Nominating and Corporate Governance Committee are to:

•	identify and recommend individuals qualified to become members of the Board of Directors and its committees;

•	determine the Board’s size, composition, procedures, governance and committees;

•	develop, review and assess, our corporate governance principles and policies;

•	develop qualification criteria for Board membership;

•	review and recommend independence determinations with respect to the directors;

•	recommend Board committee assignments;

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•	oversee our Board’s performance and self-evaluation process;

•	oversee risks and exposures associated with director nominations and qualifications, corporate governance and overall Board effectiveness; and

•	review governance-related stockholder proposals and recommend Board responses.

The Nominating and Corporate Governance Committee unanimously recommended the five nominees standing for election at the Annual Meeting, and that recommendation was unanimously approved by the Board of Directors.

The Nominating Committee performs its functions and responsibilities under a written charter adopted by the Board of Directors and attached as Appendix D to this Proxy Statement.

Full Board Operates as Risk Committee

The functions of a Risk Committee are performed by the full Board of Directors. In the future as we are able to attract and retain additional directors, the Board envisions having a separate Risk Committee comprised of independent directors.

The primary functions performed by the Board in lieu of a separate Risk Committee are:

•	assessing, and providing oversight to management regarding the identification and evaluation of, major financial, business, strategic, operational, contractual, regulatory, information and external risks inherent in our business and operations and the control processes with respect to such risks;

•	overseeing our risk management, compliance and control activities;

•	overseeing the integrity of our systems of operational controls regarding legal and regulatory compliance; and

•	overseeing our compliance with legal and regulatory requirements, including, without limitation, with respect to the conduct of our business.

Board Leadership Structure

Our Board of Directors has determined that at the present time it is in the best interests of our company and our stockholders to separate the roles and offices of the Chairman of the Board from the Chief Executive Officer in recognition of the differences between their roles, thereby allowing our Chief Executive Officer to focus on the day-to-day running of our company. The Board determined that this structure is optimal for us under our current circumstances because it allows Matthew L. Chretien, our Chief Executive Officer to devote his full attention and energy to setting and executing the strategic plan for our company and to providing day-to-day management and leadership of our company and our business and affairs, while allowing our Chairman to lead and direct Board meetings and to facilitate other Board activities and the flow of information between management and directors. During 2014, A. Michael Chretien served as our Chairman of the Board, and as of April 30, 2015, Murray Gross Mr. Chretien as our Chairman of the Board.

We believe that this leadership structure enhances the accountability of the Chief Executive Officer to the Board, strengthens the Board’s independence from management and provides the appropriate leadership to help ensure effective risk oversight by the Board.

The offices of Chairman of the Board and Chief Executive Officer have been held by separate persons since 2012. However, the Board of Directors recognizes that circumstances may change over time. Accordingly, the Board of Directors has not adopted a formal policy requiring us to separate the roles of Chairman of the Board and Chief Executive Officer but rather believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman of the Board and the Chief Executive Officer from time to time in a manner that is in the best interests of our company and our stockholders based upon then prevailing circumstances. We believe our current leadership structure is serving the best interests of our company and our stockholders.

Executive Sessions

Executive sessions of independent directors, without any management director or other members of management being present, are held at the request of the independent directors as they deem necessary or appropriate. The sessions may be held in conjunction with a Board committee meeting at which no management director is present. Any independent director can request that additional executive sessions be scheduled.

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Director Attendance at Annual Meetings of Stockholders

The Board of Directors expects all directors to attend each Annual Meeting of Stockholders, except where the failure to attend is due to unavoidable or unforeseeable circumstances.

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Nominations of Directors

Identifying and Evaluating Nominees for Director

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee assesses the appropriate size and composition of the Board of Directors, the needs and the respective committees of the Board, and the qualifications of candidates in light of those needs.

In selecting candidates for nomination at an annual meeting of stockholders, the Nominating and Corporate Governance Committee begins by determining whether the incumbent directors whose terms expire at that meeting desire and are qualified to continue their service on the Board of Directors. The Nominating and Corporate Governance Committee believes that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, it is the policy of the Nominating and Corporate Governance Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the criteria for membership on the Board, and who the Nominating and Corporate Governance Committee believes will continue to make important contributions to the Board.

If there are Board positions for which the Nominating and Corporate Governance Committee will not be re-nominating a qualified incumbent, the Nominating and Corporate Governance Committee will consider recommendations for director nominees from a wide variety of sources, including Board members, management, business contacts, stockholders and other appropriate sources. In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and to address the criteria for membership set forth below under “—Qualifications of Nominees for Director.”

The terms of Matthew L. Chretien, Rye D’Orazio, Robert Schroeder, Murray Gross, and Sophie Pibouin expire at the Annual Meeting. Accordingly, five persons will be elected as directors at the Annual Meeting. Matthew L. Chretien, Rye D’Orazio, Robert Schroeder, Murray Gross, and Sophie Pibouin were unanimously recommended for re-election by the Board, based upon their qualifications, expertise, skills and upon their prior experience on our Board.

Qualifications of Nominees for Director

The Nominating and Corporate Governance Committee is responsible for reviewing the requisite qualifications and skills of director candidates in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. While the Nominating and Corporate Governance Committee has not established specific requirements or policies regarding age, education, years of experience, diversity or specific types of skills for potential candidates, it analyzes certain criteria and qualifications that candidates for membership on the Board of Directors should possess. No particular criterion is necessarily applicable to all prospective nominees. Except in limited and exceptional circumstances, each candidate to serve on the Board of Directors should have the following qualifications:

•	A reputation for high personal and professional integrity, strong moral character and adherence to our high ethical standards and values.

•	The absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the candidate serving as a director, and no other interests that would materially impair the candidate’s ability to (i) exercise independent judgment, or (ii) otherwise discharge the fiduciary duties owed as a director to us and our stockholders.

•	Holds or has held a recognized position of leadership in the candidate’s community or the candidate’s field of endeavor, and has demonstrated high levels of achievement in the candidate’s community or field.

•	Business acumen and experience, inquisitiveness, strong analytical skills and the ability to exercise sound business judgment and common sense in matters that relate to our current and long-term objectives.

•	A general level of expertise and experience in our business areas.

•	The ability to read and understand basic financial statements and other financial information pertaining to us.

•	A commitment to understanding our company and our business, industry and strategic objectives.

•	The availability and a commitment to devote adequate time to the Board and its committees and the ability to generally fulfill all responsibilities as a member of our Board of Directors, including to regularly attend and participate in meetings of the Board, Board committees and stockholders, in light of the number of other company boards on which the candidate serves and the candidate’s other personal and professional commitments.

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•	The willingness and ability to represent fairly and to act in the interests of all of our stockholders rather than the interests of any particular stockholder, special interest group or other constituency.

•	For prospective non-employee directors, independence under SEC rules and regulations.

•	The willingness to accept the nomination to serve as a member of our Board of Directors.

•	Whether the prospective nominee will foster a diversity of skills, experiences and backgrounds on the Board.

•	Whether the prospective nominee possesses the requisite education, training and experience to qualify as “financially literate” or as an “audit committee financial expert” under applicable SEC rules.

•	For incumbent directors standing for re-election, the incumbent director’s performance during his term, including the number of meetings attended, the level of participation, and overall contribution to the Board.

•	The composition of the Board and whether the prospective nominee will add to or complement the Board’s existing strengths.

From time to time the Nominating and Corporate Governance Committee may identify certain other skills or attributes as being particularly desirable to help meet specific Board needs that have arisen. While our Board has not adopted a specific or formal policy on diversity with respect to directors, they share a commitment to an inclusive culture, endorse equal opportunity principles and practices and seek nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. We believe that the backgrounds and qualifications of the members of the Board, considered as a group, should provide a broad mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board is committed to nondiscrimination on the basis of gender, race, religion, national origin, sexual orientation, disability or any other basis proscribed by law in selecting nominees.

Recommendations and Nominations by Stockholders

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted written nominations from stockholders for nominees for director. In general, persons properly recommended by stockholders as nominees for director are evaluated on the same basis as candidates recommended by other sources. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and us, personal references, a statement of recommendation of the candidate from the stockholder, a description of the shares beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Nominating and Corporate Governance Committee and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request.

Nominations by stockholders for director candidates must be addressed to:

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

Attention: Chief Financial Officer

Role of the Board in Risk Oversight

Risk is inherent in every business. We face a number of risks, including operational, financial, legal, regulatory, safety, strategic and reputational risks. While management is responsible for the day-to-day management of the risks we face, the role of our Board is to engage in the oversight of risk management and encourage management to promote a culture that actively manages risks as a part of our corporate strategy and operations. The Board’s role in the risk oversight process includes regular communication with members of senior management on areas of material risk to us, which enables the Board to understand our risk identification, assessment and management and our risk mitigation strategies.

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Each Board committee considers risk within its areas of responsibilities and keeps the Board regularly informed through committee reports about such risks. The Audit Committee assists the Board with respect to risk management primarily in the areas of accounting, financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation Committee assists the Board primarily with respect to the management of risks related to our compensation programs, policies and practices. This allocation of risk oversight responsibilities enables the Board of Directors and its committees to coordinate the risk oversight role. The full Board considers our risk profile and focus on the most significant risk factors facing us with the goal of ensuring that all material risks are identified and appropriate risk mitigation measures are implemented.

We believe that the Board’s leadership structure, as discussed above, is consistent with the roles of the Board and the Board committees in risk oversight. The Board has found that its current structure, with the separation of the roles of the Chairman of the Board and the Chief Executive Officer, supports the Board’s risk oversight activities, because the Chief Executive Officer and other members of senior management have responsibility for the management of risk and our Board, led by our Chairman, provides oversight of that risk management, and because various aspects of risk oversight are allocated among the committees of the Board within their areas of responsibility.

Codes of Ethics

We have adopted a code of ethics, each designed to encourage our directors, officers and employees to act with the highest level of integrity. This code is available as Appendix E, and on the Investor Relations section of our website at www.intellinetics.com.

The Intellinetics, Inc. Code of Business Conduct and Ethics is a code of conduct that applies to all of our directors, officers and employees. Under the Code of Business Conduct and Ethics, each officer, director and employee is required to maintain a commitment to high standards of business conduct and ethics. The Code of Business Conduct and Ethics covers many areas of professional conduct, including conflicts of interest, protection of confidential information, and strict adherence to laws and regulations applicable to the conduct of our business. Directors, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct and Ethics.

If we make any amendment to, or grant any waiver from a provision of, our code of conduct with respect to any director, executive officer or senior financial officer, we will disclose the nature of such amendment or waiver on our website, in a Current Report on Form 8-K or both.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors. No member of the Compensation Committee is or has ever been an officer or employee of us or of any of our subsidiaries. None of our executive officers serves as a member of the board of directors or of the compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or of our Compensation Committee.

Access to Management and Outside Advisors

Our directors have full and unrestricted access to our management and employees. Our Board of Directors and its committees have the right to retain outside advisors and consultants of their choosing at our expense, without the consent or approval of management.

Communications with the Board of Directors

While the Board believes that management speaks for our company, any stockholder who wishes to communicate directly with the Board of Directors, any committee of the Board or any individual director may do so by directing a written request addressed to such director or directors as follows:

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, OH 43228

Attention: Chief Financial Officer

Communications directed to members of the Board will be forwarded to the intended Board members, unless such communications are deemed advertisements or promotional, clearly unrelated to our business or to Board or committee matters, or unduly hostile, threatening, illegal or otherwise unnecessary or inappropriate to forward.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of five members. Under our Articles of Incorporation and Bylaws, the members of the Board must be re-elected each year at the Annual Meeting of the Shareholders. Each director serves in office until the expiration of his term and until his successor is duly elected and qualified.

The terms of five directors expire at the Annual Meeting: Matthew L. Chretien, Rye D’Orazio, Robert C. Schroeder, Sophie Pibouin, and Murray Gross. Therefore, five directors will be elected at the Annual Meeting.

The Board of Directors has unanimously nominated Matthew L. Chretien, Rye D’Orazio, Robert C. Schroeder, Sophie Pibouin, and Murray Gross to be re-elected as directors at the Annual Meeting, to serve as directors for a term of one year.

Matthew L. Chretien, Rye D’Orazio, Robert C. Schroeder, Sophie Pibouin, and Murray Gross, have each agreed to continue to serve as a director if re-elected by the stockholders at the Annual Meeting. The Board of Directors has no reason to believe that the nominees will be unable to serve. However, if any nominee should become unexpectedly unable to serve as a director, then the persons appointed as proxies in the accompanying proxy card intend to vote for such other nominee as the Board of Directors may designate unless the size of the Board is reduced by the Board of Directors.

Set forth below is information as of the date of this proxy statement about the nominees and the continuing director. In addition to the information presented below regarding the specific experience, qualifications, attributes and skills of each nominee and of each continuing director that led our Board of Directors to conclude that such person should serve as a director, we also believe that each nominee and the continuing director has demonstrated a high level of leadership experience, business acumen, integrity and honesty, and an ability to exercise sound judgment and deal with complex problems, as well as a commitment of service to our company and our Board. Our Board of Directors believes that these skills and qualifications, combined with the diverse backgrounds, experience, expertise and perspectives of our directors, contribute to robust and productive discussions in the boardroom and the ability of the Board to work in a positive and collegial fashion that benefits our company and our stockholders by creating a strong and effective Board of Directors. The Board considers the composition of the Board in light of our evolving business requirements and its assessment of the Board’s performance to ensure that the Board has the appropriate mix of skills and experiences needed for the broad set of challenges that it confronts and the responsibilities it has. Based on all of these qualifications, the Board of Directors believes that each nominee and the continuing director has the appropriate set of skills and qualifications to serve as members of the Board and to benefit our company and our stockholders as Board members.

Nominees

Term Expires in 2016

Matthew L. Chretien, 46, was appointed interim President and Chief Executive Officer on July 31, 2013. He is a co-founder of Intellinetics and has served as Intellinetics’ Executive Vice President, Chief Technology Officer, Chief Financial Officer, and Treasurer since September 2011. Matthew L. Chretien resigned from the Chief Financial Officer position in September 2012. From January 1999 until September 2011, Matthew L. Chretien was employed as Intellinetics’ President and Chief Executive Officer. From 1996 until 1999, Matthew L. Chretien was employed as Intellinetics’ Vice President. Prior to joining Intellinetics, Matthew L. Chretien served as the field sales engineer for Unison Industries, a manufacturer of aircraft ignition systems. As a co-founder who has been an active executive at all times since 1996, our Board believes Matthew L. Chretien is qualified to serve on our Board. He brings to the Board valuable leadership experience and insight with respect to our technology; products and services; and relationships with customers, vendors, and distributors. Matthew L. Chretien is the son of A. Michael Chretien.

Rye D’Orazio, 59, serves as a member of our board of directors, and has served as a director of Intellinetics Ohio since 2006. Rye D’Orazio has been a partner at Ray & Barney Group since 2001. From 1995 to 2000, Rye D’Orazio served as Vice President of Professional Services at Compucom. From 1985 to 1995, Rye D’Orazio was a partner at NCGroup, which he founded. From 1982 to 1995, Rye D’Orazio was employed as the Vice President of Professional Services at Triangle Systems, and from 1977 to 1982, Rye D’Orazio was employed as a systems engineer at Electronic Data Systems. Rye D’Orazio brings over 30 years of important industry experience and business acumen to our Board. Our Board believes that Rye D’Orazio’s experience and expertise, particularly with respect to professional services and entrepreneurship, qualify him to serve on our Board.

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Robert C. Schroeder, 46, has served as a member of our board of directors since September 10, 2013. Robert C. Schroeder is Vice President of Investment Banking at Taglich Brothers and specializes in advisory services and capital raising for small public and private companies. Prior to that, Robert C. Schroeder served as Senior Equity Analyst publishing sell-side research on publicly traded companies. Prior to joining Taglich Brothers, he served in various positions in the brokerage and public accounting industry. Robert C. Schroeder received a B.S. degree in accounting and economics from New York University. He currently serves on the board of directors of publicly traded Air Industries Group, a manufacturer of aerospace parts and assemblies, and Decisionpoint Systems, Inc., a leading provider and integrator of Enterprise Mobility, Wireless Applications and RFID solutions. The Board believes Robert C. Schroeder is well qualified to serve on the Board due to his leadership skills, capital markets expertise, and extensive experience as a director of the board for other public companies.

Sophie Pibouin, 47, has served as a member of our Board since March 20, 2015. Prior to joining the Board, Ms. Pibouin served as Chief Operating Officer, from 2012 to 2014, for SDL, PLC, a global provider of customer experience management software and solutions, having previously worked as a General Manager from 2010 to 2012. From 2006 to 2009, she served as Chief Operating Officer at Chronicle Solutions, Inc., a security software company. From 1990 to 2004, she worked for CA, Inc. (formerly Computer Associates), in a variety of positions including ultimately as Senior Vice President/GM for the Mid-Atlantic Region. She graduated with Honors as a Bachelor in International Commerce from the University of Flaubert in Rouen, France. The Board believes Ms. Pibouin brings a depth and breadth of business experience in the software industry, and that she is qualified to serve on our Board.

Murray Gross, 77, has served as a member of our Board since April 30, 2015. Prior to joining the Board, Mr. Gross was Chairman, CEO, and President of US Home Systems (NASDAQ: USHS) from its inception in 1997 through 2012. The Company grew to $180 million in sales when it was acquired by The Home Depot (NYSE: HD) in October 2012 for nearly $100 million. Prior to founding USHS, Gross was the President and COO of Facelifters Home Systems from 1987 – 1996 when it was acquired by AMRE (NYSE: AMM) for $44 million. Gross began his entrepreneurial pursuits when he co-founded Pennsylvania-based Busy Beavers Remodelers. This Company was sold to its partner, Busy Beavers Home Centers, and both companies were acquired in 1972 by Cyclops Corporation, then number 240 on the Fortune 500 list. The Board believes that Mr. Gross brings extensive experience in building successful publicly held micro-cap companies, with proven expertise in marketing & sales management, finance, and mergers & acquisitions. The Board believes Mr. Gross is qualified to serve on our Board due to his extensive business and management experience, and his past successful leadership of public companies.

Vote Required

Our Bylaws require that each director be elected by a plurality of the votes cast by the holders of the shares of our common stock present, in person or by proxy, and entitled to vote at the Annual Meeting with respect to the directors. A “plurality of the votes cast” means that the five candidates receiving the highest number of votes cast shall be elected as the five directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES:

MATTHEW L. CHRETIEN, RYE D’ORAZIO, ROBERT C. SCHROEDER, SOPHIE PIBOUN, AND MURRAY GROSS

Proxy cards properly signed and timely returned to us will be so voted,

unless contrary instructions are specified.

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PROPOSAL 2

APPROVAL OF THE INTELLINETICS, INC. 2015 EQUITY INCENTIVE PLAN

At the Annual Meeting, our stockholders will be asked to approve the Intellinetics, Inc. 2015 Equity Incentive Plan, which we refer to as the 2015 Plan. In April 2015, our board unanimously adopted the 2015 Plan, subject to stockholder approval.

The Compensation Committee and the board of directors believe that in order to successfully attract, retain, reward and motivate the best available officers, directors, employees, advisors and consultants, we must continue to provide them with an equity interest in our company in order to align their interest with those of our stockholders and to provide such persons with incentives to pursue the long-term growth, profitability and financial success of our company and to increase stockholder value. An equity incentive plan, providing for stock-based awards, is a critical part of our overall compensation program. Accordingly, our board of directors adopted, and recommends that our stockholders approve, the 2015 Plan.

2015 Plan will become effective immediately upon stockholder approval at the Annual Meeting. No Incentive Stock Option grants or awards will be made under the 2015 Plan unless and until stockholders approve the 2015 Plan. If stockholders do not approve the 2015 Plan, it will be modified to remove Incentive Stock Option treatment for employees.

Summary of the 2015 Plan

The principal features of the 2015 Plan are summarized below. The following summary does not purport to be complete and is qualified in its entirety by reference to the 2015 Plan. The full text of the 2015 Plan is attached to this proxy statement as Appendix A.

Purpose. The purpose of the 2015 Plan is to attract, retain, reward and motivate the best available officers, directors, employees, advisors and consultants by providing them with an equity interest in order to align their interests with those of our stockholders and providing such persons with incentives to promote our long-term growth and profitability and the success of our business and to enhance stockholder value. The 2015 Plan is also designed to permit us to make cash- and equity-based awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The 2015 Plan will become effective immediately upon stockholder approval at the Annual Meeting.

Shares Available for Issuance. If stockholders approve the 2015 Plan, a total of 2,000,000 shares of our common stock will be authorized and reserved for issuance under the 2015 Plan, subject to adjustment for certain changes in our capital structure. The shares of common stock issuable under the 2015 Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us in the open market (other than with the proceeds of stock option exercises).

The number of shares available for issuance under the 2015 Plan will be reduced by one share for each share of common stock issued upon exercise or settlement of all awards. In the event that an award expires or is cancelled, forfeited, settled in cash or otherwise terminated before delivery of all or some of the shares subject to such award, then the number of shares available for issuance under the 2015 Plan will be increased by one share for each share subject to an value.The 2015 Plan counts shares on a “gross” basis and does not allow the re-grant of shares withheld or surrendered in payment of the exercise price or tax withholding obligations of an award. To the extent permitted by applicable law or any stock exchange rule, shares issued or issuable in connection with any award issued in substitution for any outstanding award of any entity acquired in any form of combination by us or our subsidiaries will not be counted against the shares available for issuance under the 2015 Plan.

On July 10, 2015, the closing sale price of our common stock as quoted on the OTCBB was $0.71.

Administration. The 2015 Plan will be administered by the Compensation Committee or another committee appointed by our board of directors, unless our board decides at any time to administer the 2015 Plan. The committee will be comprised of three or more directors who are not our officers or employees and who meet certain other criteria under applicable federal securities law and federal tax law provisions, including meeting the definition of “non-employee directors” under Section 16(b) of the Exchange Act and meeting the definition of “outside directors” under Section 162(m) of the Code. The members of the board and of the committee will be eligible for awards under the 2015 Plan. If the board of directors at any time decides to administer the 2015 Plan, it will have all of the powers of the committee under the 2015 Plan.

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The committee is authorized to designate which participants will receive awards, determine the type and number of awards to be granted, set the terms, conditions and provisions of awards (including the exercise price, the exercisability and vesting and the form of consideration payable upon exercise of awards), cancel awards, prescribe forms of award agreements, interpret the 2015 Plan, establish, amend and rescind rules and regulations related to the 2015 Plan, and make all other determinations which may be necessary or advisable to the administration of the 2015 Plan or the grant of awards under the 2015 Plan, subject to the terms and conditions of the 2015 Plan. The board or the committee may, to the extent permitted by applicable law, delegate the authority to grant or amend awards to one or more of our officers or non-employee directors. Any such officer or non-employee director will not be delegated the authority to grant awards to our officers.

Eligibility. The officers, directors, employees, consultants and advisers of our company and of our existing or future subsidiaries who, in the determination of the board or committee, are responsible for or contribute to our management, growth, profitability and successful performance are eligible to receive awards under the 2015 Plan. All of our employees, all four of our non-employee directors, and in general our advisors and consultants are eligible to receive awards under the 2015 Plan. However, only our employees are eligible to receive awards of incentive stock options under the 2015 Plan.

Limitations. During any calendar year, the maximum number of shares that can be granted to any individual participant subject to awards under the 2015 Plan is 1,000,000 shares, and the maximum amount of cash payable under awards, even performance-based awards, to any individual participant is $1 million. In addition, the maximum number of shares that can be issued upon exercise of incentive stock options awarded under the 2015 Plan is 1,000,000.

Awards. The 2015 Plan provides that the committee may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and other stock-based compensation awards or any combination thereof to our officers, directors, employees, consultants and advisors. These awards may be granted on the terms and conditions described in the 2015 Plan .Each award will be evidenced by a separate agreement with the grantee of the award and will indicate the type, terms and conditions of the award.

Stock Options. Under the 2015 Plan, the committee is authorized to grant stock options, which can be either incentive stock options or non-qualified stock options. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The committee will determine the number of shares that can be exercised under a stock option. In addition, the exercise price of stock options will be determined by the board or committee but may not be less than the fair market value of our common stock on the date of grant (or 110% of the fair market value in the case of an incentive stock option granted to an employee beneficially owning more than 10% of our outstanding common stock). The committee may grant non-qualified stock options to any eligible participant, but may grant incentive stock options only to employees. Stock options will become exercisable at such time or times in whole or in part as determined by the committee, except that stock options may not be exercised later than 10 years after the date of grant (5 years after grant in the case of an incentive stock option granted to an employee beneficially owning more than 10% of our outstanding common stock). Stock options may be exercised by payment of the exercise price in cash, shares of our common stock, cashless exercise, exchange of outstanding awards or other property, or in any combination of those methods having a fair market value equal to the exercise price, as the committee determines. Stock options are generally not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

Stock Appreciation Rights. The 2015 Plan authorizes the committee to grant stock appreciation rights, either alone or in tandem with underlying stock options. Stock appreciation rights entitle the participant to receive, upon exercise, an amount of cash or shares or some combination of both, as determined by the committee, equal in value to the excess, if any, of the fair market value of the shares covered by the stock appreciation right on the date of exercise over the base price of the stock appreciation right. The base price for stock appreciation rights will be fixed by the committee but will not be less than the fair market value of our common stock on the date of grant. Stock appreciation rights will be exercisable at such time or times and under such other terms and conditions as determined by the committee, except that stock appreciation rights may not be exercised later than 10 years from the date of grant.

Prohibition on Repricing Stock Options and Stock Appreciation Rights. The 2015 Plan prohibits the direct or indirect repricing of outstanding stock options or stock appreciation rights granted under the 2015 Plan, without stockholder approval. For example, the exercise price of stock options or the base price of stock appreciation rights outstanding under the 2015 Plan are not permitted to be reduced, outstanding stock options and stock appreciation rights are not permitted to be exchanged for stock options or stock appreciation rights with a lower exercise or base price, and underwater stock options and stock appreciation rights are not permitted to be exchanged for cash, shares, other property or other awards, without stockholder approval.

Restricted Stock. The 2015 Plan also authorizes the award of restricted stock. An award of restricted stock is an award of shares of common stock that vests in accordance with such terms and conditions, and is subject to such restrictions, as the committee determines. The terms, conditions and restrictions applicable to an award of restricted stock may be based on service conditions, performance goals, other conditions or a combination of all of those as the committee determines to be appropriate. The restricted stock vests and may be disposed of by the participant only in accordance with those terms and conditions and after such restrictions lapse in whole or in installments as the committee determines. Restricted stock awards may be subject to forfeiture if, for example, the participant’s employment terminates before the award vests. A participant receiving restricted stock has all the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, unless the committee otherwise determines.

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Restricted Stock Units. The 2015 Plan also authorizes the award of restricted stock units. A restricted stock unit is the right to receive a share of common stock upon the completion of a vesting period. The board or committee determines the terms and conditions, including vesting, of restricted stock units. As with awards of restricted stock, restricted stock units vest in accordance with terms and conditions, and are subject to such restrictions, as the committee determines, and those terms, conditions and restrictions may be based on service conditions, performance goals, other conditions or a combination of all of those as the committee determines to be appropriate. However, unlike an award of restricted stock, a participant receiving restricted stock units has no rights of a stockholder until the restricted stock unit vests and the shares are issued.

Deferred Stock. The 2015 Plan also authorizes the committee to make deferred stock awards, generally consisting of a right to receive shares of our common stock at the end of specified deferral periods. Awards of deferred stock are subject to such conditions or limitations as the committee may impose, which conditions or limitations may lapse at the end of the deferral period in installments or otherwise. Deferred stock awards carry no voting or dividend rights or other rights associated with stock ownership. Upon termination of employment during the restriction or deferral period, deferred stock will be forfeited subject to such exceptions, if any, as are authorized by the committee.

Bonus Shares and Awards in Lieu of Obligations. The committee is authorized under the 2015 Plan to grant shares of common stock to eligible persons as a bonus or in lieu of obligations (such as salary requirements) to pay cash or deliver other property, subject to such terms as determined by the committee.

Performance Awards. Under the 2015 Plan, the committee may make a performance award, which is an award of a number of units that represents the right to receive a specified number of shares of common stock or cash, or both, upon satisfaction of certain specified performance criteria, as applicable to us or any subsidiary, division, business unit or individual, subject to such terms and conditions as the committee determines. Performance awards will be earned to the extent such performance goals established by the committee are achieved over a period of time specified by the committee. The performance objectives may vary from participant to participant, group to group and period to period. The performance objectives for awards intended to constitute “qualified performance-based compensation” (see discussion below under the heading “—Summary of Federal Income Tax Consequences”) will include, but not be limited to, the following: earnings per share and growth in earnings per share; gross or net sales, revenues and growth of sales or revenues; cash flow (including, but not limited to, operating cash flow and free cash flow); return on investment; return on net assets, assets, capital or equity; economic value added; operating margins; gross or net profit margin; income or net income (before or after taxes); pre-tax income before interest, depreciation and amortization; pre-tax operating earnings after interest expense and before extraordinary or special items; operating income or net operating income; operating profit or net operating profit; total stockholder returns; price of the shares (and changes thereof); cost reductions or savings; research and development expenses; productivity; expenses; operating efficiency; customer satisfaction; working capital; market share; and any of the above goals as compared to the performance of a published or special index deemed applicable by the committee. Performance goals may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to the results of a peer group, and may reflect the results of our company on a consolidated basis or any one or more of our subsidiaries, divisions or other business units. The committee has the discretion to determine the value of each performance award, to adjust the performance goal as it deems equitable to reflect events affecting the us or changes in law or accounting principles or other factors, and to determine the extent to which performance awards that are earned may be paid in the form of cash, deferred cash, shares of common stock or other awards or property, or a combination thereof.

Dividend Equivalents. The committee is authorized to grant dividend equivalents conferring on a participant the right to receive an amount equal to the value of dividends per share paid by us, if any, calculated with reference to a specified number of shares of our common stock. Dividend equivalents may be granted in connection with full value awards granted under the 2015 Plan. Dividend equivalents may be paid in cash or shares of our common stock, or in a combination of both, at the election of the committee. No dividend equivalents will be payable with respect to stock options or stock appreciation rights.

Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the 2015 Plan may, in the discretion of the committee, be granted either alone or in addition to or in tandem with any other award granted under the 2015 Plan or any award granted under any other plan we may adopt from time to time. Generally, awards may not be granted in substitution for another award under the 2015 Plan, or retroactively in tandem with another award under the 2015 Plan at an exercise or base price lower than that of the previously granted award, without stockholder approval. However, the committee may grant shares or awards under the 2015 Plan in assumption of, or substitution or exchange for, options or other awards granted, or the right or obligation to grant future options or other awards, by a company involved in a corporate transaction with us.

Other Stock-Based Awards. In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 2015 Plan authorizes the committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our securities in addition to those specifically described in the 2015 Plan. These awards must be valued in whole or in part by reference to, or must otherwise be based on, the shares of our common stock, or the cash equivalent of such shares. These awards may be granted wither alone, in addition to, or in tandem with, other awards granted under the 2015 Plan or cash awards made outside the 2015 Plan. The committee will determine the terms and conditions of such awards, including the consideration paid for awards as purchase rights, which consideration generally may not be less than the fair market value of the common stock on the date that the purchase right is granted. These awards may include, without limitation, performance shares and restricted stock units that entitle the participant to receive, upon satisfaction of performance goals or other conditions, a specified number of shares of common stock or the cash equivalent thereof.

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Vesting of Awards. The applicable award agreement governing an award will contain the period during which the right to exercise the award in whole or in part vests, including the events or conditions upon which the vesting of any award may accelerate.

Transferability of Awards. Under the 2015 Plan, awards are generally not assignable or transferable by a participant, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, except to us under the terms of the 2015 Plan, and except that, upon approval by the committee, non-qualified stock options and SARs may be transferred by participants to immediate family members, to trusts for the benefit of immediate family members and to partnerships or similar entities in which such participant and the participant’s immediate family members are the only parties or members.

Acceleration of Awards Upon Change in Control. The 2015 Plan provides that in the event of our “change in control” (as defined in the 2015 Plan and subject to limitations due to Section 409A of the Code), all outstanding awards under the 2015 Plan, regardless of any limitations or restrictions, will immediately vest and become fully exercisable, and all restrictions applicable to outstanding restricted stock, performance awards and other stock-based awards will lapse, unless otherwise provided by the committee at the time of grant of the award or unless waived or deferred by the participants.

Amendment and Termination of the 2015 Plan. The board of directors has the right to amend, alter, suspend, discontinue or terminate the 2015 Plan at any time without the consent of the stockholders or participants, except that (i) stockholder approval of such action will be required if such approval is required by any federal or state law or regulation or stock exchange or stock market rule, regulation or policy, or if the board in its discretion determines that obtaining such stockholder approval is advisable, and (ii) subject to the terms of the 2015 Plan, no amendment or termination of the 2015 Plan may materially and adversely affect the rights of a participant under any award granted under the 2015 Plan without the consent of the affected participant. Unless earlier terminated by the board, the 2015 Plan will terminate on April 30, 2025, the tenth anniversary of the adoption of the Plan by the board of directors, and no award may be granted under the 2015 Plan after that date, although awards granted prior to that date will remain in full force and effect subject to their terms.

The committee may amend or terminate outstanding awards under the 2015 Plan, unless expressly prohibited by the 2015 Plan. However, the amendment or termination of any award that materially reduces the value of an award or otherwise impairs or adversely affects the rights of the participant under such award will require the consent of the participant.

Adjustments upon Changes in Capitalization. In the event that our stock changes by reason of any dividend (excluding an ordinary dividend) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, sale, transfer, exchange or other disposition of all or substantially all of our assets, exchange of our securities, issuance of warrants or other rights to purchase common stock or other of our securities, or other similar transaction or change in our capital structure, then the committee will make equitable adjustments to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the 2015 Plan by making appropriate adjustments to the number and class of shares with respect to which awards may be granted under the 2015 Plan, the maximum number of shares that may be issued to any individual in any fiscal year pursuant to awards, the terms and conditions of any outstanding awards, and the number and kind of shares and the exercise price of any outstanding award under the 2015 Plan.

Section 409A. Section 409A of the Code generally establishes very specific requirements that must be followed with respect to covered deferred compensation plans in order to avoid the imposition of an additional 20% federal income tax (plus interest) on the service provider who is entitled to receive the deferred compensation. Certain awards that may be granted under the 1998 Plan may constitute “deferred compensation” within the meaning of and subject to Section 409A. The 2015 Plan is intended to be interpreted and operated in accordance with Section 409A, including any regulations or guidance issued by the Treasury Department, and contains a number of provisions intended to avoid the imposition of additional tax on 2015 Plan recipients under Section 409A. The 2015 Plan contains provisions intended to assist the committee in complying with Section 409A including, among other things, the authority to amend the 2015 Plan and outstanding awards to preserve the intended benefits of awards granted under the 2015 Plan and to avoid the imposition of an additional tax under Section 409A. For example, if the committee determines that any awards made under the 2015 Plan will be taxable to a participant under Section 409A, then prior to exercise of stock options or stock appreciation rights by such participant or payment of other awards to such participant, the committee may amend the 2015 Plan and any outstanding awards, including retroactively, if the committee, if any, determines it is necessary or appropriate to do so to preserve the intended tax treatment of the awards granted under the 2015 Plan. The committee also may take other actions it determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A.

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Summary of Federal Income Tax Consequences

The following is a brief and general summary of certain federal income tax consequences of awards that may be granted under the 2015 Plan. This summary is based upon the Code, the applicable treasury regulations promulgated thereunder, judicial authority and administrative ruling and practice, all as currently in effect. Legislative, judicial or administrative rules and interpretations are subject to change, potentially on a retroactive basis, at any time, and such changes could alter or modify the statements and conclusions set forth below. This summary does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to a particular participant in light of such participant’s personal investment circumstances or participants subject to special treatment under the federal income tax laws. The summary also does not address the effects of foreign, state or local tax consequences. The 2015 Plan is not a tax-qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Incentive Stock Options. A participant who is granted an incentive stock option will not recognize any taxable income at the time the incentive stock option is granted or exercised, although the amount by which the fair market value of our common stock on the date of exercise exceeds the option exercise price is an adjustment item for purposes of the alternative minimum tax. If the participant holds the shares received upon the exercise of the incentive stock option for at least one year after the date of exercise and two years after the date of grant, referred to as the “holding period”, then any difference between the amount realized upon the disposition of the shares and the exercise price will be treated as long-term capital gain or loss to the participant. We will not have any tax consequences from the grant or exercise of an incentive stock option (except as discussed below) if the participant satisfies the holding period requirements.

If a participant exercises an incentive stock option but does not satisfy the holding period requirements above, the participant generally will recognize ordinary income in the year of disposition of the shares acquired upon the exercise of an incentive stock option equal to the excess, if any, of the fair market value of the common stock on the date of exercise over the option exercise price, and any excess of the amount realized on such disposition over the fair market value of the common stock on the date of exercise will be taxed as long-term or short-term capital gain, as applicable. If the participant disposes of the shares prior to the satisfaction of the holding period requirements but the amount realized is less than the fair market value of the common stock on the date of exercise, the participant will recognize ordinary income equal only on the excess of the amount realized upon the disposition of the shares over the option exercise price. In either event, we will be entitled to a tax deduction in an amount equal to the amount constituting ordinary income to the participant.

If a participant exercises an incentive stock option by tendering shares (other than the shares acquired upon the exercise of an incentive stock option and not held for the requisite holding period) in payment of all or part of the option exercise price, the participant will not be required to recognize any taxable income from the exchange and option exercise, and the participant’s tax basis and holding period (for capital gain purposes) for the tendered shares will be treated as a substituted basis for the shares received upon the exercise of the incentive stock option. If the participant uses shares received upon the exercise of an incentive stock option as to which the participant had not satisfied the applicable holding period requirements, the exchange will be treated as a taxable disqualifying disposition of the exchanged shares, with the result of the excess of the fair market value of the shares tendered over the participant’s basis in such shares would be taxable.

Non-Qualified Stock Options. A participant who is granted a non-qualified stock option will not recognize any taxable income, and we will not have any tax consequences, at the time the non-qualified stock option is granted. In general, upon the exercise of a non-qualified stock option, a participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of our common stock on the date of exercise over the option exercise price, and we will be entitled to a tax deduction in the same amount in the year the participant exercises the non-qualified stock option. Upon subsequent disposition of shares acquired upon the exercise of a non-qualified stock option, a participant will have a capital gain or loss equal to the difference between the amount realized on the disposition and the participant’s tax basis in the shares, which is generally the amount paid for the shares plus the amount treated as ordinary income at the time the non-qualified stock option was exercised. Such capital gain or loss will be long-term if the participant’s holding period is longer than one year, and short-term otherwise. The participant’s taxable disposition of the shares acquired upon the exercise of a non-qualified stock option will not result in any additional tax consequences to us.

Stock Appreciation Rights. The grant of a stock appreciation right will create no federal income tax consequences for the participant or us. When a participant exercises a stock appreciation right, the amount of any cash received and the fair market value on the date of exercise of any shares received will constitute ordinary income to the participant, and we will be entitled to a tax deduction in the same amount in the year of exercise.

Restricted Stock. The federal income tax consequences of restricted stock awards depend upon the restrictions imposed on the restricted stock. In the absence of an election under Section 83(b) of the Code by a participant, the grant of restricted stock will not result in taxable income to the participant or entitle us to a tax deduction in the year of grant if the restricted stock received is subject to a substantial risk of forfeiture and is either non-transferable or after transfer remains subject to such substantial risk of forfeiture. In such case, a participant must recognize ordinary income equal to the fair market value of the restricted stock received as of the first date the restricted stock becomes either transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. However, a participant may, in his or her discretion, make a Section 83(b) election to recognize as ordinary income the value of the restricted stock as of the date of receipt rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture. We generally will be entitled to a tax deduction in the amount of the fair market value of the restricted stock transferred to the participant in the year the participant recognizes ordinary income. Prior to the lapse of restrictions, dividends paid on restricted stock will be taxable to the participant as ordinary income in the year such restricted stock is received free of restrictions, and we will be entitled to a tax deduction in the same amount.

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Restricted Stock Units and Deferred Stock. A participant who receives an award of restricted stock units or a deferred stock award will generally not recognize any taxable income, and we will not have any tax consequences, at the time the award of restricted stock units or a deferred stock is granted. When a participant receives the shares of common stock under the terms of the award, the fair market value on the date of exercise of the shares received, less any amount paid by the participant for such shares, will constitute ordinary income to the participant, and we will be entitled to a tax deduction in the same amount in the year of exercise.

Dividend Equivalent Awards. A participant who receives a dividend equivalent award generally will not recognize any taxable income, and we will not have any tax consequences, at the time the dividend equivalent award is granted. When a participant is paid for the award, the amount of any cash received and the fair market value on the date any shares are received will constitute ordinary income to the participant, and we will be entitled to a tax deduction in the same amount in the year of the award is paid.

Performance Awards. A participant who receives a performance award of shares of common stock will generally recognize ordinary income in the year the award is received equal to the fair market value of our common stock on the date of award. We will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant in the year such income is recognized.

Other Stock-Based Awards. A participant will recognize ordinary income equal to the amount of any cash payments or the fair market value of any shares of common stock or other property received in connection with other stock-based awards (less any amounts paid by the participant) in the year the stock-based award is received or made available to the participant without substantial restrictions or risk of forfeiture in a manner consistent with the treatment of restricted stock. We generally will be entitled to a tax deduction in the same amount and at the same time the participant recognizes such ordinary income.

Section 162(m). Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with awards granted under the 2015 Plan) by a public company to the chief executive officer and to the four other most highly compensated executive officers of the Company to no more than $1,000,000 per person. This limit, however, does not apply to “qualified performance-based compensation.” We generally intend to structure any stock options and other awards granted under the 2015 Plan that might be affected by Section 162(m) of the Code to comply with the performance-based compensation exemption to the deductibility limit.

Section 409A. The 2015 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Section 409A of the Code. The tax consequences (including the amounts and the timing of those tax consequences) described above assume that an award is not subject to or does not violate the requirements of Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Stock options, stock appreciation rights and restricted stock awards that comply with the terms of the 2015 Plan and do not have a deferral feature, and are not amended, are generally exempt from the application of Section 409A, which is applicable to deferred compensation plans within the meaning of Section 409A. Restricted stock units, deferred stock awards and performance shares granted under the 2015 Plan are generally subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from Section 409A. Awards that do not comply with Section 409A can result in the value of the deferred compensation being currently includable in the service provider’s federal income tax purposes and being taxed at the service provider’s marginal federal income tax rate plus an additional 20%, and interest and penalties may be included.

New Plan Benefits

No incentive stock option awards will be granted under the 2015 Plan unless and until the 2015 Plan has been approved by our stockholders. The grant of awards under the 2015 Plan to eligible directors, officers, employees, consultants and advisors, including the named executive officers, is subject to the discretion of the committee and therefore cannot be determined in advance, other than the grants of restricted stock payable to non-employee directors discussed below. As of the date of this proxy statement, no determination has been made as to which or how many of the persons eligible to receive awards under the 2015 Plan will receive future awards under the 2015 Plan, except that the board of directors has approved the grant of non-qualified stock options to two of our non-employee directors as discussed under “Director Compensation” below. Accordingly, except as otherwise provided above, the benefits or amounts that will be received by or allocated to individuals or groups under the 2015 Plan in the future are not presently determinable.

Vote Required

The approval of the 2015 Plan requires the affirmative “FOR” vote of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal.

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OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2:
THE ADOPTION AND APPROVAL OF THE 2015 EQUITY INCENTIVE PLAN

Proxy cards properly signed and timely returned to us will be so voted, unless contrary instructions are specified thereon .

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PROPOSAL 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Audit Committee of the Board of Directors has appointed GBQ to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015. GBQ has served as our independent registered public accounting firm since September 4, 2012, prior to which Marcum LLP (“Marcum”) served as our independent registered public accounting firm. Each firm has also provided audit-related services as set forth below.

At the Annual Meeting, our stockholders will be asked to ratify the Audit Committee’s appointment of GBQ as our registered public accounting firm for fiscal year 2015. While stockholder ratification of the appointment of GBQ is not required by our by-laws or by any other applicable legal requirement, we are submitting this appointment to our stockholders for ratification as a matter of good corporate governance. If our stockholders do not ratify the appointment of GBQ, then the Audit Committee will reconsider the appointment, although it may still determine to retain this appointment. Even if the appointment of GBQ is ratified by our stockholders, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

We expect that one or more representatives of GBQ will be present telephonically at the Annual Meeting, and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire to do so.

The aggregate fees for professional services rendered to us by both Marcum and GBQ for the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	Fees
	2014	2013
Marcum LLP
Audit Fees	$0	$0
Audit-Related Fees	0	20,000
Tax Fees	0	0
All Other Fees	0	0

GBQ Partners LLC
Audit Fees	$72,927	$68,345
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

Total	$72,927	$68,345

Audit Fees

This category includes fees associated with our annual audit and the reviews of our quarterly reports on Form 10-Q. This category also includes fees associated with advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements, statutory audits, and services related to Securities and Exchange Commission registration statements and filings.

Audit-Related Fees

This category includes fees associated with employee benefit plan audits, internal control reviews, accounting consultations, and attestation services that are not required by statute or regulation.

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Tax Fees

We did not engage GBQ for tax planning for merger and acquisition activities, tax consultations, the review of income tax returns and assistance with state tax examinations.

All Other Fees

We did not engage GBQ to provide any information technology services or any other services during the fiscal years ended December 31, 2014 and 2013.

Audit Committee Pre-Approval Policy

Our Audit Committee specifically approved the audit and audit-related services performed by Marcum and GBQ for the periods ended December 31, 2014 and 2013, when applicable.

For the fiscal year ending December 31, 2014, our Audit Committee pre-approved audit-related and non-audit related services not prohibited by law to be performed by our independent registered public accountants and associated fees. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent auditor. Audit Committee pre-approval of non-audit services (other than review and attestation services) also will not be required if such services fall within available exceptions established by the SEC.

Vote Required

The affirmative “FOR” vote of the holders of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal is required to ratify the appointment by the Audit Committee of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3:
THE RATIFICATION OF THE APPOINTMENT OF GBQ
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015

Proxy cards properly signed and timely returned to us will be so voted, unless contrary instructions are specified thereon .

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table reflects beneficial share ownership by all of our executive officers and directors, and by any shareholders who beneficially own more than 5% of the Company's common stock.

The information provided in the table below is based on our records, information filed with the SEC and information provided by our directors and executive officers.

BENEFICIAL OWNERSHIP TABLE as of June 10, 2015

(common stock)

Name and Address of Stockholder	Number of Shares Beneficially Owned		Percentage of Shares Outstanding (1)
EXECUTIVE OFFICERS AND DIRECTORS
Matthew L. Chretien, President, CEO, Chief Technology Officer, Treasurer, and Director 2190 Dividend Drive, Columbus, OH 43228	1,414,185	-2	18.5080%

Kendall D Gill, CFO 2190 Dividend Drive, Columbus, OH 43228	35,714		*

Rye D'Orazio, Director 565 Metro Place S. Suite 300 Dublin, OH 43017	196,628		2.7604%

Robert C. Schroeder, Director 275 Madison Ave., Suite 1618 New York, NY 10016	326,935	-3	4.5%

Sophie Pibouin, Director	128,000	[4]	1.7653%

Murray Gross, Director and Chairman of the Board	911,784		11.6116%

Officers and Directors as a Group (6 Persons)	3,013,246		34.8596%

SHAREHOLDERS WITH 5% OR MORE BENEFICIAL OWNERSHIP
Michael Taglich 275 Madison Ave., Suite 1618 New York, NY 10016	1,908,258	[6]	21.7084%

Robert F. Taglich 275 Madison Ave., Suite 1618 New York, NY 10016	1,897,544	[7]	21.5865%

A. Michael Chretien, 2190 Dividend Drive, Columbus, OH 43228	1,389,685	[8]	18.230%

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* Less than 1%

(1)	Based upon 7,123,094 shares of common stock issued and outstanding.
(2)	Beneficial ownership includes 500,000 shares of common stock underlying a warrant, and 17,857 shares of common stock underlying a convertible note issued to Mr. Chretien.

(3)	Beneficial ownership includes 42,143 shares of common stock underlying warrants and 103,571 shares of common stock underlying convertible notes issued to Mr. Schroeder.

(4)	Beneficial ownership includes 128,000 shares of common stock underlying stock options issued to Ms. Pibouin.

(5)	Beneficial ownership includes 640,000 shares of common stock underlying stock options and 89,285 shares of common stock underlying convertible notes issued to Mr. Gross.
(6)	Beneficial ownership includes 54,464 shares underlying warrants and 1,612,858 shares of common stock underlying convertible notes issued to Mr. Taglich. Does not include $80,000 in convertible promissory notes that are convertible at the option of Mr. Taglich during the next general securities issuance by the Company, at the price of such issuance, less a discount of 20%.
(7)	Beneficial ownership includes 54,464 shares underlying warrants and 1,612,858 shares of common stock underlying convertible notes issued to Mr. Taglich. Does not include $80,000 in convertible promissory notes that are convertible at the option of Mr. Taglich during the next general securities issuance by the Company, at the price of such issuance, less a discount of 20%.
(8)	Beneficial ownership includes 500,000 shares of common stock underlying a warrant issued to A. Michael Chretien.

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EXECUTIVE COMPENSATION

As a “smaller reporting company” under SEC rules, our “Named Executive Officers” (or “NEOs”) consist of (i) the individual(s) who served or acted as the Company’s principal executive officer during the last completed fiscal year; (ii) the Company’s two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of the last completed fiscal year; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that the individual was not serving as one of our executive officers at the end of the last completed fiscal year. For the year ended December 31, 2013, our NEOs were the following individuals:

• Matthew L. Chretien, our interim President, interim Chief Executive Officer, and Treasurer;

• Kendall D. Gill, our Chief Financial Officer;

• Thomas D. Moss, our Chief Software Engineer; and

• William J. Santiago, our President and Chief Executive Officer who resigned on July 31, 2013.

Summary Compensation Table

The following table sets forth certain information relating to the total compensation earned for services rendered to us in all capacities by (i) the persons serving as our President and Chief Executive Officer, and (ii) our two other most highly compensated executive officers.

Name and Principal Position	Fiscal Year	Salary($)		Stock Awards($)	Nonequity Incentive Plan Compensation ($)	Total($)
Matthew L. Chretien	2014	173,092		0	0	173,092
President and Chief Executive Officer and Treasurer	2013	195,000	[1]	0	0	200,934

Kendall D. Gill	2014	134,292		0	0	134,292
Chief Financial Officer	2013	145,000	[2]	0	0	145,000

Thomas D. Moss [9]	2014	145,000		0	0	$145,000
Chief Software Engineer	2013	132,391				132,391

William J. Santiago	2014	N/A		N/A	N/A	N/A
Former President and Chief Executive Officer	2013	132,751	[3]	0	0	132,751

[1]	In 2013, Mr. Chretien earned $195,000 in salary, and he was paid $225,158, which included $30,158 in deferred wages.

[2]	In 2013, Mr. Gill earned $145,000 in salary, and he was paid $156,154, which included $11,154 in deferred wages.

[3]	In 2013, Mr. Santiago earned $132,751 in salary, and he was paid $160,212, which included $27,461 in deferred wages.

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Employment Agreements with our Executive Officers

Pension Benefits

We do not provide, sponsor or maintain any pension arrangements for our named executive officers or for our employees. Our named executive officers are eligible to participate in our 401(k) defined contribution plan. All of our named executive officers participated in our 401(k) plan during fiscal 2013, with the exception of Kendall D. Gill.

Non-Qualified Deferred Compensation

We do not provide and we have not adopted any non-qualified deferred contribution plans or other deferred compensation plans. In the future, the Compensation Committee may elect to provide our officers and other employees with non-qualified deferred contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in our best interests.

Employment Agreements with our Executive Officers

Intellinetics Ohio is a party to employment agreements with Matthew L. Chretien and A. Michael Chretien (who has resigned but several of the provisions of his Agreement survive his resignation), both dated as of September 16, 2011. The Company does not have employment agreements with the executive officers because the Company believes the agreements between Intellinetics Ohio and each of the above named executive officers is expected to control the terms of their employment with the Company, as Intellinetics Ohio is the sole operating subsidiary of the Company. On September 24, 2012, pursuant to an Offer of Employment and Employment Agreement, the Company appointed Kendall D. Gill as the Chief Financial Officer.

Agreement with Matthew L. Chretien

Under this agreement, Matthew L. Chretien agrees to serve as the Interim President and Chief Executive Officer, Principal Accounting Officer, and Treasurer of Intellinetics, and to devote his full-time efforts to his employment with Intellinetics. Pursuant to the agreement, Matthew L. Chretien (i) receives compensation at the rate of $195,000 per year, (ii) is eligible to participate in certain employee benefit programs, including a 401(k) plan, health insurance, paid vacation, access to an exercise facility, and use of certain company-paid technology, (iii) may become eligible, at the sole discretion of Intellinetics, for profit sharing, commissions, and bonuses, and (iv) was entitled to receive deferred compensation in the form of a lump sum payment of $100,828 on March 31, 2015. The Company notified Mr. Chretien on March 31, 2015, that payment of the lump sum amount scheduled for March 31, 2015 is deferred subject to the Company’s available cash flow. The term of the agreement is indefinite, and both parties stipulate and agree that Matthew L. Chretien is an “at will” employee under Ohio law, which governs the agreement. The agreement can also terminate (i) if Intellinetics discontinues the operation of its business, or (ii) at the option of Intellinetics in the event that Matthew L. Chretien becomes permanently disabled. Under the agreement, Matthew L. Chretien covenants (i) not to disclose trade secrets or proprietary information of Intellinetics, (ii) not to solicit customers, clients, or employees of Intellinetics for a period of two years after termination of the agreement, and (iii) not to compete with Intellinetics in the state of Ohio for a period of six months after termination of his employment.

Agreement with A. Michael Chretien

A. Michael Chretien has resigned his employment with Intellinetics, but several of the provisions of his employment agreement survive his resignation. Pursuant to the agreement, A. Michael Chretien was entitled to receive deferred compensation in the form of a lump sum payment of $114,183 on March 31, 2015. The Company notified Mr. Chretien on March 31, 2015, that payment of the lump sum amount scheduled for March 31, 2015 is deferred subject to the Company’s available cash flow. Under the agreement, A. Michael Chretien agreed (i) not to disclose trade secrets or proprietary information of Intellinetics, (ii) not to solicit customers, clients, or employees of Intellinetics for a period of two years after termination of the agreement, and (iii) not to compete with Intellinetics in the state of Ohio for a period of six months after termination of his employment.

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Agreement with Kendall D. Gill

Under this agreement, Kendall D. Gill (i) receives compensation at the rate of $145,000 per year, (ii) is eligible to participate in certain employee benefit programs, including a 401(k) plan, health insurance, paid vacation, access to an exercise facility, and use of certain company-paid technology, and (iii) may become eligible, at the sole discretion of the Company, for profit sharing, and bonuses. The term of the agreement is indefinite, and both parties stipulate and agree that Kendall D. Gill is an “at will” employee under Ohio law, which governs the agreement. Under the agreement, Kendall D. Gill covenants (i) not to disclose trade secrets or proprietary information of the Company, (ii) not to solicit customers, clients, or employees of the Company for a period of two years after termination of the agreement, and (iii) not to compete with the Company in the state of Ohio for a period of six months after termination of his employment. Under the agreement, on September 24, 2012, Kendall D. Gill was awarded 250,000 restricted common shares of the Company, $0.001 par value, (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Outstanding Equity Awards at 2014 Fiscal Year End

There were no outstanding equity awards at 2014 Fiscal Year End.

DIRECTOR COMPENSATION

None of the directors of Intellinetics received compensation for services rendered as a director during the years ended December 31, 2014 and 2013.

As of the date of this Proxy Statement, we have entered into two agreements to compensate outside directors for their services as directors. In order to attract and retain qualified independent directors, we plan to adopt a compensation plan for non-employee directors that may include cash, as well as equity-based, compensation.

On March 20, 2015, the Board approved annual cash compensation for Ms. Pibouin for her services as director of $25,000 per year. On April 30, 2015, the Company entered into a Non-Qualified Stock Option Agreement, subject to the 2015 Plan, with Ms. Pibouin for the issuance of options to purchase 128,000 shares of common stock of the Company in exchange for her services as a Director of the Company. The options vest on a quarterly schedule, and carry an exercise price of $0.75 per share.

On April 30, 2015, the Company entered into a Non-Qualified Stock Option Agreement, subject to the 2015 Plan, with Murray Gross for the issuance of options to purchase 640,000 shares of common stock of the Company in exchange for his services as a Director of the Company. Portions of the options are subject to certain performance-based vesting requirements and carry an exercise price of $0.75 per share.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a summary of the related party transactions that Intellinetics has entered into at any time during each of the previous two fiscal years, as required to be disclosed by all Smaller Reporting Companies. Related party includes those individuals required to be listed as a related party under Item 401 of Regulation S-K.

On December 27, 2013, the Company and Ramon Shealy, a former director of the Company who resigned during 2013, agreed to extend the maturity date on a promissory note with an original principal amount of $250,000, bearing interest at a rate of 10% per annum, previously issued by the Company to Mr. Shealy, until January 1, 2015, without changing any other terms of the promissory note. On December 31, 2014, the Company and Mr. Shealy agreed to extend the maturity date again until January 1, 2020, without changing any other terms of the promissory note. The largest aggregate amount of principal outstanding during 2014 was $193,453, the total amount of principal paid during 2014 was $0, the total amount of interest paid during 2014 was $0, and the amount outstanding as of July 10, 2015 is $179,633.

On March 5, 2013, the Company paid off in full all principal and accrued interest for an unsecured promissory note payable to Jackie M. Chretien, a relative of Mr. A. Michael Chretien and Mr. Matthew L. Chretien, with an original principal balance of $14,000, bearing interest at 5% per annum. The largest aggregate amount of principal outstanding during 2014 was $0, the total amount of principal paid during 2014 was $0, the total amount of interest paid during 2014 was $0, and there are no amounts that remain outstanding.

On March 5, 2013, the Company paid accrued interest in the amount of $9,014 to Ms. Chretien, relating to an $80,000 promissory note issued by the Company to Ms. Chretien on March 2, 2009. On December 27, 2013, Intellinetics entered into a Promissory Note Extension Agreement with Jackie M. Chretien, pursuant to which the maturity date of the promissory note previously issued to Ms. Chretien was extended from January 1, 2014 until January 1, 2015, without changing any other terms of that promissory note. On December 31, 2014, Intellinetics and Ms. Chretien extended the maturity date of the promissory note again to January 1, 2020. The largest aggregate amount of principal outstanding during 2014 was $32,500, the amount outstanding as of July 10, 2015 is $19,004, the total amount of principal paid during 2014 was $17,500, and the total amount of interest paid during 2014 was $0.

On December 27, 2013, Intellinetics and A. Michael Chretien, who is the Secretary and Chairman of the Company, entered into a Promissory Note Extension Agreement, pursuant to which the maturity date of the promissory note previously issued to Mr. Chretien was extended from January 1, 2014 until January 1, 2015, without changing any other terms of that promissory note. On December 31, 2014, Intellinetics and Mr. Chretien extended the maturity date of the promissory note again to January 1, 2020. The largest aggregate amount of principal outstanding during 2014 was $40,415, the amount outstanding as of July 10, 2015 is $46,505, the total amount of principal paid during 2014 was $0, and the total amount of interest paid during 2014 was $0.

On January 14, 2013, Mr. Haddix (a former Board member who resigned in 2013) exchanged the original principal balance of a promissory note with a maturity of 45 days following issuance, bearing interest at a rate of 10% per annum, in the amount of $95,000 and accrued interest in the amount of $4,659 (for a total of $99,659) for a convertible promissory note issued by the Company in the amount of $99,659, due February 15, 2013, bearing interest at 10%. On January 14, 2013, Mr. Haddix exercised his conversion rights under the convertible promissory note and surrendered the convertible promissory note to the Company in return for 311,434 restricted common shares, $0.001 par value, at $0.32 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The largest aggregate amount of principal outstanding during 2014 was $0, the amount outstanding as of April 25, 2014 is $0, the total amount of principal paid during 2014 was $0, and the total amount of interest paid during 2014 was $0.

The following convertible notes were issued by the Company to directors, officers, and shareholders holding more than 5% beneficial ownership of the Company’s common stock. The terms for all of the following notes provide for interest at an annual rate of 10% until the maturity date of December 31, 2015. The note holders have a right, in their sole discretion, to convert the notes into shares of common stock, par value $0.001 per share, of the Company at a conversion rate set forth below. If the notes have not been fully repaid by the Company by the maturity date or converted into shares at the election of the note holders prior to the maturity date, then such convertible notes will accrue interest at the annual rate of 12% from the maturity date until the date the notes are repaid in full. Any interest not paid quarterly will also accrue interest at the annual rate of 12%.

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Name and Affiliation to Company	Date of Note	Conversion Rate per Share	Original Principal Balance of Note	Largest aggregate amount of principal outstanding during 2014	Amount outstanding as of July 10, 2015 (principal and interest)	Amount of principal paid during 2014	Amount of interest paid during 2014
Matthew L. Chretien Officer and Director	6/10/2014	$0.56	10,000	10,000	11,093	-0-	-0-
Robert Schroeder Director	5/9/2014	$0.56	30,000	30,000	33,510	-0-	-0-
Michael Taglich 5% Shareholder	5/9/2014	$0.56	30,000	30,000	33,510	-0-	-0-
Robert Taglich 5% Shareholder	5/9/2014	$0.56	30,000	30,000	33,510	-0-	-0-
Michael Taglich 5% Shareholder	7/10/2014	$0.56	350,534	350,534	385,588	-0-	-0-
Robert Taglich 5% Shareholder	7/10/2014	$0.56	350,534	350,534	385,588	-0-	-0-

The following convertible notes were issued by the Company to directors, officers, and shareholders holding more than 5% beneficial ownership of the Company’s common stock. The terms for all of the following notes provide for interest at an annual rate of 6% until the maturity date of December 31, 2015. The note holders have a right, in their sole discretion, to convert the notes into shares of common stock, par value $0.001 per share, of the Company at a conversion rate set forth below. If the notes have not been fully repaid by the Company by the maturity date or converted into shares at the election of the note holders prior to the maturity date, then such convertible notes will accrue interest at the annual rate of 12% from the maturity date until the date the notes are repaid in full. Any interest not paid quarterly will also accrue interest at the annual rate of 12%.

Name and Affiliation to Company	Date of Note	Conversion Rate per Share	Original Principal Balance of Note	Largest aggregate amount of principal outstanding during 2014	Amount outstanding as of July 10, 2015 (principal and interest)	Amount of principal paid during 2014	Amount of interest paid during 2014
Robert Schroeder Director	10/9/2014	$0.30	15,000	15,000	15,676	-0-	-0-
Michael Taglich 5% Shareholder	10/9/2014	$0.30	80,000	80,000	83,603	-0-	-0-
Michael Taglich 5% Shareholder	12/17/2014	$0.30	100,000	100,000	103,370	-0-	-0-
Michael Taglich 5% Shareholder	2/10/2015	$0.30	50,000	-0-	51,233	-0-	-0-
Michael Taglich 5% Shareholder	3/11/2015	$0.30	50,000	-0-	50,995	-0-	-0-
Robert Taglich 5% Shareholder	10/9/2014	$0.30	80,000	80,000	83,603	-0-	-0-
Robert Taglich 5% Shareholder	12/17/2014	$0.30	100,000	100,000	103,370	-0-	-0-
Robert Taglich 5% Shareholder	2/10/2015	$0.30	50,000	-0-	51,233	-0-	-0-
Robert Taglich 5% Shareholder	3/11/2015	$0.30	50,000	-0-	50,995	-0-	-0-

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The following convertible notes were issued by the Company to directors, officers, and shareholders holding more than 5% beneficial ownership of the Company’s common stock. The terms for all the following notes provide for interest at an annual rate of 10 percent until maturity three months following the effective date, with interest payable quarterly. The note holders have a right, in their sole discretion, to convert the notes into any new funding instruments issued by the Company, whether debt or equity, at the same price as such funding instruments, less a discount of 20%. If the notes have not been fully repaid by the Company by the maturity date or converted at the election of the note holders prior to the maturity date, then such notes will accrue interest at the annual rate of 12% from the maturity date until the date the notes are repaid in full. Any interest not paid quarterly will also accrue interest at the annual rate of 12%.

Name and Affiliation to Company	Effective Date of Note	Original Principal Balance of Note	Amount outstanding as of July 10, 2015 (principal and interest)
Michael Taglich 5% Shareholder	5/20/2015	20,000	20,279
Michael Taglich 5% Shareholder	6/3/2015	10,000	10,101
Michael Taglich 5% Shareholder	6/17/2015	50,000	50,315
Robert Taglich 5% Shareholder	5/20/2015	20,000	20,279
Robert Taglich 5% Shareholder	6/3/2015	10,000	10,101
Robert Taglich 5% Shareholder	6/17/2015	50,000	50,315

Return to Treasury of Shares and Issuance of Contingent Warrants

On February 15, 2013, the Company and A. Michael Chretien entered into a return to treasury agreement, whereby A. Michael Chretien returned 500,000 shares of common stock of the Company, par value $0.007 per share, to the Company. As consideration for A. Michael Chretien returning to treasury 500,000 shares of common stock he owns, the Company issued one four-year warrant to A. Michael Chretien with a right to purchase 500,000 shares of common stock at $0.007 per share within four-years of the shareholders of the Company increasing the number of authorized shares of common stock of the Company, with piggyback registration rights. The warrant has a right of first refusal for A. Michael Chretien to exercise up to 500,000 shares prior to the Company issuing shares of common stock in any transaction. The Company issued the warrant in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC.

On February 15, 2013, the Company and Matthew Chretien entered into a return to treasury agreement, whereby Matthew Chretien returned 500,000 shares of common stock of the Company, par value $0.007 per share, to the Company. As consideration for Matthew Chretien returning to treasury 500,000 shares of common stock he owns, the Company issued one four-year warrant to Matthew Chretien with a right to purchase 500,000 shares of common stock at $0.001 per share within four-years of the shareholders of the Company increasing the number of authorized shares of common stock of the Company, with piggyback registration rights. The warrant has a right of first refusal to exercise up to 500,000 shares prior to the Company issuing shares of common stock in any transaction, other than pursuant to the warrant issued to A. Michael Chretien, as described above. The Company issued the warrant in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC.

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Notes payable due to related parties consist of the following:

	December 31, 2014	December 31, 2013
The 95,000 Haddix Note	-	-
The $14,000 Jackie Chretien Note	-	-
The $80,000 Jackie Chretien Note	$15,000	$32,500
The $55,167 A. Michael Chretien Note	$40,415	$40,415
The $250,000 Shealy Note	$193,453	$150,000
Convertible Notes Payable to Robert Schroeder	$30,000	-
Convertibe Note Payable to Matthew Chretien	$10,000	-
Convertible Notes Payable to Michael Taglich	$560,534	N/A	*
Convertible Notes Payable to Robert Taglich	$560,534	N/A	*
Total notes payable - related party	$1,409,936	$222,195
Less current portion	$1,192,459	-
Long-term portion of notes payable-related party	$217,477	$217,477

*Michael Taglich and Robert Taglich were not related parties on December 31, 2013.

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Indemnification of Officers and Directors

The Nevada General Corporation Law and our bylaws provide for the indemnification of directors, officers and certain other persons in the circumstances outlined below.

Actions other than by the Company

The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that such person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or other entity, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with the action, suit or proceeding if (i) such person is not liable for a breach of fiduciary duty involving intentional misconduct, fraud or a knowing violation of the law, or (ii) such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person (i) was liable for a breach of fiduciary duty involving intentional misconduct, fraud or a knowing violation of the law, or (ii) did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and that, with respect to any criminal action or proceeding, such person had reasonable cause to believe that his or her conduct was unlawful.

Actions by the Company

The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or other entity, against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by such person in connection with the defense or settlement of the action or suit if (i) such person is not liable for a breach of fiduciary duty involving intentional misconduct, fraud or a knowing violation of the law, or (ii) such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such person has been adjudged by a court of competent jurisdiction to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Successful Defense

To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he or she must be indemnified by the Company against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with the defense.

Required Approval

Any discretionary indemnification, unless ordered by a court, must be made by the Company only as authorized in the specific case upon a determination that indemnification of a director, officer, employee or agent is proper in the circumstances. The determination must be made by (i) the stockholders, (ii) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (iii) if a majority of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion, or (iv) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Advance of Expenses

The articles of incorporation, the bylaws, or an agreement made by the Company may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Company.

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Other Rights

The indemnification provisions above and the advancement of expenses (i) do not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled for either an action in his or her official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of the action, and (ii) continue for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such person.

Intellinetics has obtained liability insurance for its directors and officers covering, subject to exceptions, any actual or alleged negligent act, error, omission, misstatement, misleading statement, neglect or breach of duty by such directors or officers, individually or collectively, in the discharge of their duties in their capacities as directors and officers of the Company.

Review, Approval or Ratification of Transactions with Related Persons

The written charter for the audit committee requires that all transactions between the Company and any related person (as defined in Item 404 of Regulation S-K) be reviewed, approved, and overseen by the audit committee, which is comprised of independent directors.

Promoters and Certain Control Persons

Robert C. Schroeder is the Vice President of Investment Banking at Taglich Brothers, Inc. The Company retained Taglich Brothers, Inc. as the exclusive placement agent for a private offering of securities on February 28, 2013 and March 6, 2013. In connection with the offering, the Company paid Taglich Brothers, Inc. a cash payment of $ 268,000, which represented an 8 % commission of the gross proceeds and approximately $ 28,000 for reimbursement for reasonable out of pocket expenses, FINRA filing fees and related legal fees. In addition, the Company issued warrants to Taglich Brothers, Inc. to purchase 214,286 shares of common stock, which represented 10 % of the shares of common stock sold in the offering. The warrants have an exercise price of $ 1.68 per share of common stock, will be exercisable for a period of four years, contain customary cashless exercise and anti-dilution protection and are entitled to registration rights.

In July 2014, the Company also retained Taglich Brothers, Inc. as a placement agent for the sale of the Convertible Notes, which sale concluded a private offering of debt in the amount of $500,000. In connection with the Offering, the Company paid Taglich Brothers, Inc. in the form of a convertible note with a principal amount of $10,800 (with terms identical to the Convertible Notes sold in the offering), which represented an 8% commission of the gross proceeds. In addition, Taglich Brothers, Inc. earned warrants to purchase 168,750 shares of Common Stock, which represented 10% of the shares of Common Stock into which the Convertible Notes sold in the offering could be converted into at $0.56 per share, which have an exercise price of $0.56 per share of Common Stock, will be exercisable for a period of four years, contain customary cashless exercise and anti-dilution protection and are entitled to registration rights.

Director Independence

In accordance with Rule 407(c)(a)(ii) of Regulation S-K, we are not a listed issuer and we use the definition of independence as set forth in Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the NASDAQ Stock Market. We are a smaller reporting company with a small number of directors. Currently we have independent directors as a majority of our Board. It is anticipated that, in the near future, the board of directors will recruit additional independent directors to join the Board and also our Board committees. The charters our compensation committee, audit committee, and nomination and corporate governance committees require that all members of each committee be independent. Currently, Robert C. Schroeder, Rye D’Orazio, Murray Gross, and Sophie Pibouin serve as our independent directors, and collectively they comprise 100% of the membership of the audit, compensation, and nomination and corporate governance committees.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors currently consists of three members of the Board, each of whom is independent under our standards of director independence. The Audit Committee met four times during 2014 and operates under a formal written charter, which has been approved by the Board of Directors. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

Our management is responsible for the preparation, presentation and integrity of our financial statements and for establishing and maintaining the integrity of our accounting and financial reporting processes, including our system of internal control over financial reporting, the audit process and the process for monitoring compliance with laws and regulations and ethical business standards. Our independent registered public accounting firm is responsible for performing an independent audit of our annual consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion and issuing a report as to the conformity of such financial statements with generally accepted accounting principles, as well as for issuing a report on the effectiveness of our internal control over financial reporting. The role of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to monitor and oversee the quality and integrity of these financial reporting processes, including reviewing the annual and quarterly financial information in the Company’s SEC reports and filings, and evaluating our system of internal controls established by our management. Additionally, the Audit Committee has the sole authority to appoint, retain, fix the compensation and other terms of, oversee and terminate our independent registered public accounting firm and to grant the prior approval of the nature and scope of and the fee arrangements for audit and permitted non-audit services by our independent registered public accounting firm.

In discharging its oversight responsibilities, the Audit Committee reviewed and discussed with management and with GBQ Partners LLC, our independent registered public accounting firm, our audited consolidated financial statements for the fiscal year ended December 31, 2014. The Audit Committee met with GBQ, with and without management present, to discuss and review the results of their examination of our financial statements, our internal control over financial reporting and the overall quality and acceptability of our financial reporting and accounting principles. The Audit Committee also discussed with GBQ the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended (AICPA, Professional Standards, Vol. 1, AU 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also considered and discussed with management and GBQ other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

In addition, the Audit Committee received from GBQ the written disclosures and the letter from GBQ required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with GBQ their independence and considered the compatibility of non-audit services performed by GBQ with their independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which we filed with the SEC on March 31, 2015. In addition, the Audit Committee appointed GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2015, and recommends that stockholders ratify that appointment.

The members of the Audit Committee are not professional accountants or members of a registered public accounting firm, and, as specified in its charter, it is not the duty of the Audit Committee to prepare financial statements, to plan or conduct audits or to determine that our consolidated financial statements are complete and accurate and in accordance with generally accepted accounting principles. In discharging its duties, the Audit Committee has relied on (i) management’s representation that our annual consolidated financial statements were prepared with integrity and objectivity and in accordance with generally accepted accounting principles, and (ii) the report of our independent registered public accounting firm with respect to such financial statements.

Audit Committee
Rye D’Orazio, Chairman
Robert C. Schroeder Murray Gross (member since May 13, 2015)

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INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in such filing. In addition, information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered part of this proxy statement or incorporated into any other filing that we make with the SEC.

Our 2014 Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and our audited consolidated financial statements for the fiscal year ended December 31, 2014, accompanies this proxy statement. We will provide, without charge, additional copies of our 2014 Annual Report to any stockholder upon receipt of a written request, addressed to us at:

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

Attention: Investor Relations

Our 2014 Annual Report is also available electronically at http://www.intellinetics.com/investor-relations/sec-filings .

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than ten percent (10%) of our common stock, who are hereinafter collectively referred to as the Reporting Persons, to file reports with the SEC of beneficial ownership and reports of changes in beneficial ownership of our common stock on Forms 3, 4 and 5. Reporting Persons are required by applicable SEC rules to furnish us with copies of all such forms filed with the SEC pursuant to Section 16(a) of the Exchange Act. To our knowledge, based solely on our review of the copies of the Forms 3, 4 and 5 received by us during the fiscal year ended December 31, 2014 and representations that no other reports were required, we believe that all reports required to be filed by such persons with respect to the Company’s fiscal year ended December 31, 2014, were timely filed, with the exception of the following transactions:

Thomas D. Moss, a director of the company, transferred 177,032 shares of Common stock to an unrelated party as part of a settlement agreement on October 24, 2014. The Form 4 associated with this transfer was filed April 28, 2015.

Michael Taglich held a Promissory Note issued by the Company and dated July 10, 2014, which became eligible for conversion into 625,954 shares of common stock of the Company on September 1, 2014, at which point Michael Taglich became a beneficial owner of more than 10% of the common stock of the Company. On October 9, 2014, December 17, 2014, February 10, 2015, and March 11, 2015, Michael Taglich was issued additional Convertible Notes by the Company. The Forms 3 and 4 associated with these transactions were filed April 28.

Robert F. Taglich held a Promissory Note issued by the Company and dated July 10, 2014, which became eligible for conversion into 625,954 shares of common stock of the Company on September 1, 2014, at which point Michael Taglich became a beneficial owner of more than 10% of the common stock of the Company. On October 9, 2014, December 17, 2014, February 10, 2015, and March 11, 2015, Michael Taglich was issued additional Convertible Notes by the Company. The Forms 3 and 4 associated with these transactions were filed April 28.

STOCKHOLDER PROPOSALS

Stockholders may submit proper proposals for consideration at future stockholder meetings, if they comply with the requirements of federal and state laws and regulations and our amended and restated by-laws, which are summarized below.

Proposals to be Included in our Proxy Materials

In order for a stockholder proposal to be considered for inclusion in our proxy materials for our 2016 annual meeting of stockholders, the written proposal must be received by our Secretary at our principal executive offices on or before March 17, 2016. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act, including the SEC regulations under Rule 14a-8. The timely submission of a stockholder proposal does not guarantee that it will be included in our proxy materials for the 2016 annual meeting of stockholders.

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Notice and Other Information

All notices of nominations for director and proposals of other items of business by stockholders, whether or not to be included in our proxy materials, must be sent to us as follows:

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

Attention: Secretary

 Any stockholder proposal or director nomination must also comply with all other applicable provisions of our Articles of Incorporation and our by-laws, the Exchange Act (including the rules and regulations under the Exchange Act), and Nevada law. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements. If we do not exclude the proposal, then the persons appointed as proxies in the proxy card solicited by the Board of Directors for the 2016 annual meeting may exercise discretionary voting authority to vote in accordance with their best judgment on any proposal submitted outside of Rule 14a-8.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, the persons appointed as proxies in the accompanying proxy card will have the discretionary authority to vote the shares represented by the proxy card on such matters in accordance with their best judgment.

By Order of the Board of Directors

Matthew L. Chretien
President and Chief Executive Officer

Columbus, Ohio

July 15, 2015

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on August 12, 2015:

This proxy statement and our 2014 Annual Report to Stockholders are available at

http://www.intellinetics.com/investor-relations/sec-filings ..

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APPENDIX A

INTELLINETICS, INC. 2015 EQUITY INCENTIVE PLAN

1.     Purpose; Eligibility.

1.1     General Purpose. The name of this plan is the Intellinetics, Inc. 2015 Equity Incentive Plan (the "Plan"). The purposes of the Plan are to (a) enable Intellinetics, Inc., a Nevada corporation (the "Company"), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company's long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company's business.

1.2     Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3     Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards.

2.     Definitions.

"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

"Applicable Laws" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

"Award" means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.

"Award Agreement" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

"Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

"Board" means the Board of Directors of the Company, as constituted at any time.

"Cause" means:

 With respect to any Employee or Consultant:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director's appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

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"Change in Control"

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the "Surviving Company"), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

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"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

"Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

"Common Stock" means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

"Company" means Intellinetics, Inc. a Nevada corporation, and any successor thereto.

"Consultant" means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

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"Covered Employee" has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by IRS Notice 2007-49.

"Deferred Stock Units (DSUs)" has the meaning set forth in Section 7.2 hereof.

"Director" means a member of the Board.

"Disability" means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

"Disqualifying Disposition" has the meaning set forth in Section 14.12.

"Effective Date" shall mean the date as of which this Plan is adopted by the Board.

"Employee" means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national quotation system, including without limitation, the OTC Bulletin Board, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

"Free Standing Rights" has the meaning set forth in Section 7.1(a).

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"Good Reason" means: (a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant's express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant's knowledge of the applicable circumstances): (i) any material, adverse change in the Participant's duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant's base salary or bonus opportunity; (iii) a geographical relocation of the Participant's principal office location by more than fifty (50) miles.

"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

"Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

"Incumbent Directors" means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

"Negative Discretion" means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.4(d)(iv) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

"Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

"Non-qualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

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"Option" means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"Option Exercise Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

"Outside Director" means a Director who is an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

"Participant" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

"Performance Compensation Award" means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.

"Performance Criteria" means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and shall be limited to the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; and (v) completion of acquisitions or business expansion.

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Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

"Performance Formula" means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

"Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as "performance-based compensation" under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events:  (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company's fiscal year.

"Performance Period" means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award.

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"Performance Share Award" means any Award granted pursuant to Section 7.3 hereof.

"Performance Share" means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

"Permitted Transferee" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

"Plan" means this Intellinetics, Inc. Equity Incentive Plan, as amended and/or amended and restated from time to time.

"Related Rights" has the meaning set forth in Section 7.1(a).

"Restricted Award" means any Award granted pursuant to Section 7.2(a).

"Restricted Period" has the meaning set forth in Section 7.2(a).

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock Appreciation Right" means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

"Stock for Stock Exchange" has the meaning set forth in Section 6.4.

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"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.     Administration.

3.1     Authority of Committee. The Plan shall be administered by the Committee or, in the Board's sole discretion, by the Board. Subject to the terms of the Plan, the Committee's charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)     to construe and interpret the Plan and apply its provisions;

(b)     to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)     to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)     to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or "insiders" within the meaning of Section 16 of the Exchange Act;

(e)     to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)     from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)     to determine the number of shares of Common Stock to be made subject to each Award;

(h)     to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)     to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)     to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

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(k)     to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(l)     to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

(m)     to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(n)     to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(o)     to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p)     to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2     Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3     Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

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3.4     Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.5     Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

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4.     Shares Subject to the Plan.

4.1     Subject to adjustment in accordance with Section 11, a total of Two Million (2,000,000) shares of Common Stock shall be available for the grant of Awards under the Plan; provided that, no more than One Million (1,000,000) shares of Common Stock may be granted as Incentive Stock Options. Additionally, a Director may not be granted Awards covering more than One Million (1,000,000) shares of Common Stock in any year. Any shares of Common Stock granted in connection with Awards shall be counted against this limit as one (1) share for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2     Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3     Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights or any other Awards with respect to more than One Million (1,000,000) shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall count toward the individual share limit set forth in this Section 4.

4.4     Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

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5.     Eligibility.

5.1     Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2     Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.     Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1     Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2     Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

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6.3     Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4     Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock for Stock Exchange"); (ii) a "cashless" exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5     Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

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6.6     Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7     Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8     Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9     Extension of Termination Date. An Optionholder's Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant's Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

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6.10    Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11    Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.     Provisions of Awards Other Than Options.

7.1     Stock Appreciation Rights.

(a)     General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone ("Free Standing Rights") or in tandem with an Option granted under the Plan ("Related Rights").

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(b)     Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)     Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)     Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e)     Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)     Exercise Price

The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

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(g)     Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2     Restricted Awards.

(a)     General

A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or hypothetical Common Stock units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)     Restricted Stock and Restricted Stock Units

(i)	Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends.

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(ii)	The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement ("Deferred Stock Units").

(c)     Restrictions

(i)	Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)	Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)	The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

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(d)     Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)     Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share). Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit ("Vested Unit"); provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)     Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

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7.3     Performance Share Awards.

(a)     Grant of Performance Share Awards

Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)     Earning Performance Share Awards

The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

7.4     Performance Compensation Awards.

(a)     General

The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award in order to qualify such Award as "performance-based compensation" under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as "performance-based compensation" under Section 162(m) of the Code.

(b)     Eligibility

The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

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(c)     Discretion of Committee with Respect to Performance Compensation Awards

With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.

(d)     Payment of Performance Compensation Awards

(i)     Condition to Receipt of Payment

Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)         Limitation

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Compensation Award has been earned for the Performance Period.

(iii)        Certification

Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.4(d)(iv) hereof, if and when it deems appropriate.

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(iv)        Use of Discretion

In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.4(d)(vi) of the Plan.

(v)         Timing of Award Payments

Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.4 but in no event later than 2 1/2 months following the end of the calendar year during which the Performance Period is completed.

(vi)        Maximum Award Payable

Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period (excluding any Options and Stock Appreciation Rights) is One Million (1,000,000) shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.4(a) shall be $1,000,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date.

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8.     Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.     Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.   Miscellaneous.

10.1     Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2     Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

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10.3    No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4     Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5     Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

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11.   Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.4(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.   Effect of Change in Control.

12.1    Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)     In the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units.

(b)      With respect to Performance Compensation Awards, in the event of a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2    In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

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12.3     The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.    Amendment of the Plan and Awards.

13.1     Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2     Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3     Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4     No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5     Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

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14.    General Provisions.

14.1     Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2     Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3     Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4     Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5     Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

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14.6     Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7     Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8     Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9     No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10   Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11   Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

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14.12    Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13    Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14    Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's federal income tax deduction for compensation paid pursuant to any such Award.

14.15    Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

14.16    Expenses. The costs of administering the Plan shall be paid by the Company.

14.17   Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.18    Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.19   Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

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15.      Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.      Termination or Suspension of the Plan. The Plan shall terminate automatically on April 30, 2025. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.4 of the Plan and the definition of "Performance Goal" and "Performance Criteria" to the Company's shareholders at the first shareholder meeting that occurs in the fifth year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.4 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

17.      Choice of Law. The law of the State of Ohio shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

As adopted by the Board of Directors of Intellinetics, Inc. on April 30, 2015.

As approved by the shareholders of Intellinetics, Inc. on a date that shall be determined, provided that this plan shall be put to a vote by the shareholders of Intellinetics, Inc. for approval no later than April 30, 2016.

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APPENDIX B

AUDIT COMMITTEE CHARTER

INTELLINETICS, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

1.	PURPOSE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Intellinetics, Inc. (the “Corporation”) is to oversee the Corporation’s accounting and financial reporting processes and the audit of the Corporation’s financial statements.

The primary role of the Committee is to oversee the financial reporting and disclosure process. To fulfill this obligation, the Committee relies on: management for the preparation and accuracy of the Corporation’s financial statements; both management and the Corporation’s internal audit department for establishing effective internal controls and procedures to ensure the Corporation’s compliance with accounting standards, financial reporting procedures and applicable laws and regulations; and the Corporation’s independent auditors for an unbiased, diligent audit or review, as applicable, of the Corporation’s financial statements and the effectiveness of the Corporation’s internal controls. The members of the Committee are not employees of the Corporation and are not responsible for conducting the audit or performing other accounting procedures.

2.	COMPOSITION AND MEETINGS

The Committee shall consist of no fewer than two members of the Board. Each member of the Committee shall be independent in accordance with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the NASDAQ Stock Market. No member of the Committee can have participated in the preparation of the Corporation’s or any of its subsidiaries’ financial statements at any time during the past three years.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. At least one member of the Committee must be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. A person who satisfies this definition of audit committee financial expert will also be presumed to have financial sophistication.

The members of the Committee shall be appointed by the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

3.	AUTHORITY AND RESPONSIBILITIES

The Committee shall have the following authority and responsibilities:

To (1) select and retain an independent registered public accounting firm to act as the Corporation’s independent auditors for the purpose of auditing the Corporation’s annual financial statements, books, records, accounts and internal controls over financial reporting, subject to ratification by the Corporation’s shareholders of the selection of the independent auditors, (2) set the compensation of the Corporation’s independent auditors, (3) oversee the work done by the Corporation’s independent auditors and (4) terminate the Corporation’s independent auditors, if necessary.

To select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation.

To pre-approve all audit and permitted non-audit and tax services that may be provided by the Corporation’s independent auditors or other registered public accounting firms, and establish policies and procedures for the Committee’s pre-approval of permitted services by the Corporation’s independent auditors or other registered public accounting firms on an ongoing basis.

At least annually, to obtain and review a report by the Corporation’s independent auditors that describes (1) the accounting firm’s internal quality control procedures, (2) any material issues raised by the most recent quality control review, peer review or Public Company Accounting Oversight Board review of the firm, or by any other inquiry or investigation by governmental or professional authorities in the past five years regarding one or more audits carried out by the firm and any steps taken to deal with any such issues, and (3) all relationships between the firm and the Corporation or any of its subsidiaries; and to discuss with the independent auditors this report and any relationships or services that may impact the objectivity and independence of the auditors.

At least annually, to evaluate the qualifications, performance and independence of the Corporation’s independent auditors, including an evaluation of the lead audit partner; and to assure the regular rotation of the lead audit partner at the Corporation’s independent auditors and consider regular rotation of the accounting firm serving as the Corporation’s independent auditors.

At least annually, to present the Committee’s conclusions regarding the qualifications, independence and performance of the independent auditors to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself as to the qualifications, performance and independence of the independent auditors.

To review and discuss with the Corporation’s independent auditors (1) the auditors’ responsibilities under generally accepted auditing standards, (2) the scope and timing of the annual audit and (3) the results, including significant findings, of the annual audit.

To obtain and review a report by the Corporation’s independent auditors that describes: (1) all critical accounting policies and practices to be used in the audit; (2) all alternative treatments of financial information within generally accepted accounting principles (“ GAAP ”) that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the auditors; and (3) other material written communications between the auditors and management.

To review with the Corporation’s independent auditors (1) any audit problems or difficulties, including difficulties encountered by the Corporation’s independent auditors during their audit work (such as restrictions on the scope of their activities or their access to information, (2) any significant disagreements with management and (3) management’s response to these problems, difficulties or disagreements; and to resolve any disagreements between the Corporation’s auditors and management.

To review with management and the Corporation’s independent auditors: any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Corporation’s selection or application of accounting policies; any significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including the effects of alternative GAAP methods; and the effect of regulatory and accounting initiatives and off-balance sheet structures on the Corporation’s financial statements.

To review with management, the internal audit department and the Corporation’s independent auditors the adequacy and effectiveness of the Corporation’s internal controls, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Corporation’s internal controls and any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such internal controls, and review and discuss with management and the Corporation’s independent auditors disclosure relating to the Corporation’s internal controls, the independent auditors’ report on the effectiveness of the Corporation’s internal control over financial reporting and the required management certifications to be included in or attached as exhibits to the Corporation’s annual report on Form 10-K or quarterly report on Form 10-Q, as applicable.

To review and discuss with the Corporation’s independent auditors and management the Corporation’s annual audited financial statements (including the related notes), the form of audit opinion to be issued by the auditors on the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Corporation’s annual report on Form 10-K before the Form 10-K is filed.

To recommend to the Board that the audited financial statements and the MD&A section be included in the Corporation’s Form 10-K and produce the audit committee report required to be included in the Corporation’s proxy statement.

To review and discuss with the Corporation’s independent auditors and management the Corporation’s quarterly financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Corporation’s quarterly report on Form 10-Q before the Form 10-Q is filed.

To review and approve the functions of the Corporation’s internal audit department, scope, performance and results of such department’s internal audit plans, including any reports to management and management’s response to those reports.

To review and discuss with management and the Corporation’s independent auditors: the Corporation’s earnings press releases, including the type of information to be included and its presentation and the use of any pro forma or adjusted non-GAAP information, before their release to the public; and any financial information and earnings guidance provided to analysts and ratings agencies, including the type of information to be disclosed and type of presentation to be made.

To review and discuss with management and the internal audit department policies and guidelines to govern the process by which management assesses and manages the Corporation’s risks, including the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

To review the Corporation’s compliance with applicable laws and regulations and to review and oversee any policies, procedures and programs designed to promote such compliance.

To discuss with the Corporation’s general counsel or legal counsel any legal matters that may have a significant impact on the financial statements or the Corporation’s compliance policies.

To set clear Corporation hiring policies for employees or former employees of the Corporation’s independent auditors that participated in any capacity in any Corporation audit.

To establish and oversee procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Corporation employees of concerns regarding questionable accounting or auditing matters.

To review, approve and oversee any transaction between the Corporation and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, in accordance with Corporation policies and procedures.

4.	OUTSIDE ADVISORS

The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of independent outside counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of any outside counsel and other advisors.

The Committee shall receive appropriate funding from the Corporation, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to the Corporation’s independent auditors, any other accounting firm engaged to perform services for the Corporation, any outside counsel and any other advisors to the Committee.

The Board shall designate a member of the Committee as the chairperson. The Committee shall meet not less frequently than quarterly at such times and places as it deems necessary to fulfill its responsibilities. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee shall meet separately, and periodically, with management, members of the Corporation’s internal audit department and representatives of the Corporation’s independent auditors, and shall invite such members to its meetings as it deems appropriate, to assist in carrying out its duties and responsibilities. However, the Committee shall meet regularly without such members present.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

5.	DELEGATION OF AUTHORITY

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

6.	MINUTES AND PERFORMANCE EVALUATION

The Committee shall maintain written minutes of its meetings that will be filed with the minutes of the meetings of the Board.

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

APPENDIX C

COMPENSATION COMMITTEE CHARTER

INTELLINETICS, INC.

COMPENSATION COMMITTEE CHARTER

1.	PURPOSE

The purpose of the Compensation Committee (the “ Committee ”) of the Board of Directors (the “ Board ”) of Intellinetics, Inc. (the “ Corporation ”) is to carry out the Board’s responsibilities relating to the review and determination of the compensation of the Corporation’s directors and executive officers.

2.	COMPOSITION OF THE COMMITTEE

The Committee shall consist of two or more directors, as determined from time to time by the Board. Each member of the Committee shall be appointed by the Board and shall serve until his or her successor is duly appointed, or until such member’s earlier resignation or removal. The Board may remove or replace any member at any time and for any reason, with or without cause. The Board shall appoint one of the members of the Committee as Chairperson. The Chairperson, or in his or her absence a member designated by the Chairperson, will chair all meetings of the Committee and set the agenda for Committee meetings.

3.	MEETINGS AND PROCEDURES

The Committee shall meet at least twice each year and more frequently as the Committee deems necessary or desirable. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee may, at its own discretion, include in its meetings members of the Corporation’s management, representatives of the independent auditor, the internal auditor, or any other financial or compensation personnel employed or retained by the Corporation or any other person whose presence the Committee believes to be necessary or appropriate. In all cases, however, the chief executive officer (“ CEO ”) and any other officers shall not be present at meetings at which their compensation or performance is discussed or determined. Also, the Committee may exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

The Committee will maintain written minutes of its meetings, which minutes will be maintained with the books and records of the Corporation.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

4.	AUTHORITY AND RESPONSIBILITY

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has authority, to the extent it deems necessary or appropriate in its sole discretion, to retain and terminate its own special legal counsel, compensation consultants, or other experts or consultants, with such fees paid at the Corporation’s expense.

Any compensation consultant retained by the Committee to assist with its responsibilities relating to executive compensation shall not be retained by the Corporation for any compensation or other human resource matters. The compensation consultant, outside counsel and any other advisors retained by the Committee shall be independent as determined in the discretion of the Committee.

The Committee shall have the following authority and responsibilities:

(a)	To establish and annually review and approve corporate goals and objectives relevant to the compensation of the Corporation’s CEO, evaluate at least annually the CEO’s performance in light of these goals and objectives, and determine and approve the CEO’s compensation based on this evaluation. In evaluating and determining CEO compensation, the Committee shall consider the results of the most recent shareholder advisory vote on executive compensation required by Section 14A of the Securities Exchange Act of 1934, as amended (the “ Exchange Act ”).

(b)	To approve the compensation of all other executive officers. In evaluating and determining executive compensation, the Committee shall consider the results of the most recent shareholder advisory vote on executive compensation required by Section 14A of the Exchange Act.

(c)	To review and approve and, when appropriate, recommend to the Board for approval, the employment agreements and severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans. In reviewing and approving such agreements, the Committee shall consider the results of the most recent shareholder advisory vote on executive compensation required by Section 14A of the Exchange Act.

(d)	To review and approve and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval by the shareholders of the Corporation, which includes the ability to adopt, amend and terminate such plans. In reviewing and approving such plans, the Committee shall consider the results of the most recent shareholder advisory vote on executive compensation required by Section 14A of the Exchange Act. The Committee shall also have the authority to administer the Corporation’s incentive compensation plans and equity-based plans, including:

(i)	Setting performance targets relating to performance-based equity awards as appropriate, and committing to writing any and all such performance targets for all executive officers who may be “covered employees” under Section162(m) of the Internal Revenue Code (the “ Code ”) in order for such target to be “pre-established” within the meaning of Section 162(m);

(ii)	Certifying that any and all performance targets used for any performance-based equity compensation plans or awards have been met before vesting, before payment of any award amounts, or before exercise of any executive award granted under any such awards or plans;

(iii)	Reviewing, recommending and approving any awards under any equity compensation plan to executive officers and other eligible employees; and

(iv)	Approving which executive officers are entitled to awards under the Corporation’s equity compensation plans.

(e)	To administer any annual bonus or long-term incentive cash-based compensation plans, including:

(i)	Setting performance goals as appropriate and committing to writing any and all performance targets for all executive officers who may be “covered employees” under Section 162(m) of the Code within the first 90 days of the performance period to which such target relates or, if shorter, within the period provided by Section 162(m) of the Code in order for such target to be “pre-established” within the meaning of Section 162(m);

(ii)	Certifying that any and all performance targets used for any performance-based compensation plans have been met before payment of any executive bonus or compensation under any such plans;

(iii)	Reviewing, recommending and approving the amount of any non-performance-based incentive compensation payable to the executive officers; and

(iv)	Approving all amendments to, and terminations of, all cash compensation plans and any awards under such plans.

(f)	To review, and when appropriate, recommend to the Board for approval, all employee benefit plans for the Corporation, which includes the ability to adopt, amend and terminate such plans. The Committee shall also have the authority to administer such plans.

(g)	To determine stock ownership guidelines for the CEO and other executive officers and monitor compliance by executive officers with such guidelines.

(h)	To periodically review and make recommendations to the Board with respect to the compensation of the Corporation’s directors. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as a director.

(i)	To advise the Board with respect to the setting of compensation for senior executives whose compensation is not otherwise determined by the Committee.

(j)	To establish and periodically review all policies concerning executive officer perquisite benefits.

(k)	To review and discuss with management the Corporation’s Compensation Discussion & Analysis (“CD&A”) and the related executive compensation information, recommend that the CD&A and related executive compensation information be included in the Corporation’s annual report on Form 10-K and the proxy statement and to produce the compensation committee report on executive officer compensation required to be included in the Corporation’s proxy statement or annual report on Form 10-K.

(l)	To review and recommend to the Board for approval the frequency with which the Corporation will conduct shareholder advisory votes on executive compensation (“Say on Pay Vote”), taking into account the results of the most recent shareholder advisory vote on frequency of Say on Pay Votes required by Section 14A of the Exchange Act, and review and approve the proposals regarding the Say on Pay Vote and the frequency of the Say on Pay Vote to be included in the Corporation’s proxy statement.

(m)	To review the Corporation’s policies on the tax deductibility of compensation paid to “covered employees” (under Section 162(m)) and, as and when required, administer plans, establish performance goals and certify that performance goals have been attained for purposes of Section 162(m);

(n)	To review the Corporation’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk.

5.	DELEGATION OF AUTHORITY

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

6.	PERFORMANCE EVALUATION

On an annual basis, the Committee will evaluate its own performance against the requirements of this Charter and report the results of its evaluation to the Board.

APPENDIX D

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

INTELLINETICS, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE COMMITTEE CHARTER

CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OF INTELLINETICS, INC.

Membership

The Nominating and Corporate Governance Committee (the "Committee") of the board of directors (the "Board") of Intellinetics, Inc. (the "Company") shall consist of three or more directors. Each member of the Committee shall be independent in accordance with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the NASDAQ Stock Market.

The members of the Committee shall be appointed by the Board based on recommendations from the nominating and corporate governance committee of the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

Purpose

The purpose of the Committee is to carry out the responsibilities delegated by the Board relating to the Company's director nominations process, developing and maintaining the Company's corporate governance policies, and any related matters required by the federal securities laws.

Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

To determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the "Director Criteria").

To identify and screen individuals qualified to become members of the Board, consistent with the Director Criteria. The Committee shall consider any director candidates recommended by the Company's stockholders pursuant to the procedures described in the Company's proxy statement. The Committee shall also consider any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations and the provisions of the Company's charter documents.

To make recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders.

To develop and recommend to the Board a set of corporate governance guidelines applicable to the Company, to review these principles at least once a year and to recommend any changes to the Board.

To oversee the Company's corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company's corporate governance framework, including its articles of incorporation and by-laws.

To develop, subject to approval by the Board, a process for an annual evaluation of the Board and its committees and to oversee the conduct of this annual evaluation.

To review the Board's committee structure and composition and to make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chairmen annually.

If a vacancy on the Board and/or any Board committee occurs, to identify and make recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by stockholders or appointment by the Board.

To review director compensation for service on the Board and Board committees at least once a year and to recommend any changes to the Board.

To review, approve and oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) on an ongoing basis.

To develop and recommend to the Board for approval standards for determining whether a director has a relationship with the Company that would impair its independence.

To review and discuss with management disclosure of the Company's corporate governance practices, including information regarding the operations of the Committee and other Board committees, director independence and the director nominations process, and to recommend that this disclosure be, included in the Company's proxy statement or annual report on Form 10-K, as applicable.

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To develop and recommend to the Board for approval a Company Code of Conduct and Ethics (the "Code"), to monitor compliance with the Company's Code (the "Code")], to investigate any alleged breach or violation of the Code, to enforce the provisions of the Code and to review the Code periodically and recommend any changes to the Board.

Outside Advisors

The Committee shall have the authority, in its sole discretion, to select, retain and obtain the advice of a director search firm as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter. The Committee shall set the compensation and oversee the work of the director search firm. The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside counsel, an executive search firm and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation and oversee the work of its outside counsel, the executive search firm and any other advisors. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its search consultants, outside counsel and any other advisors.

Structure and Operations

The Board shall designate a member of the Committee as the chairperson. The Committee shall meet at least one time a year at such times and places as it deems necessary to fulfill its responsibilities. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

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Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

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APPENDIX E

CODE OF ETHICS

INTELLINETICS, INC.

CODE OF ETHICS

Intellinetics, Inc. Code of Ethics and Conduct

1.     Introduction.

1.1       The Board of Directors of Intellinetics, Inc. (together with its subsidiaries, the "Company") has adopted this Code of Ethics and Conduct (the "Code") in order to:

(a)     promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest;

(b)     promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by the Company;

(c)     promote compliance with applicable governmental laws, rules and regulations;

(d)     promote the protection of Company assets, including corporate opportunities and confidential information;

(e)     promote fair dealing practices;

(f)     deter wrongdoing; and

(g)     ensure accountability for adherence to the Code.

1.2      All directors, officers and employees are required to be familiar with the Code, comply with its provisions and report any suspected violations as described below in Section 10., Reporting and Enforcement.

2.     Honest and Ethical Conduct.

2.1      The Company's policy is to promote high standards of integrity by conducting its affairs honestly and ethically.

2.2      Each director, officer and employee must act with integrity and observe the highest ethical standards of business conduct in his or her dealings with the Company's customers, suppliers, partners, service providers, competitors, employees and anyone else with whom he or she has contact in the course of performing his or her job.

3.     Conflicts of Interest.

3.1      A conflict of interest occurs when an individual's private interest (or the interest of a member of his or her family) interferes, or even appears to interfere, with the interests of the Company as a whole. A conflict of interest can arise when an employee, officer or director (or a member of his or her family) takes actions or has interests that may make it difficult to perform his or her work for the Company objectively and effectively. Conflicts of interest also arise when an employee, officer or director (or a member of his or her family) receives improper personal benefits as a result of his or her position in the Company.

3.2      Loans by the Company to, or guarantees by the Company of obligations of, employees or their family members are of special concern and could constitute improper personal benefits to the recipients of such loans or guarantees, depending on the facts and circumstances. Loans by the Company to, or guarantees by the Company of obligations of, any director or officer or their family members are expressly prohibited.

3.3      Whether or not a conflict of interest exists or will exist can be unclear. Conflicts of interest should be avoided unless specifically authorized as described in Section 3.4.

3.4      Persons other than directors and executive officers who have questions about a potential conflict of interest or who become aware of an actual or potential conflict should discuss the matter with, and seek a determination and prior authorization or approval from, their supervisor or the Chief Financial Officer. A supervisor may not authorize or approve conflict of interest matters or make determinations as to whether a problematic conflict of interest exists without first providing the Chief Financial Officer with a written description of the activity and seeking the Chief Financial Officer's written approval. If the supervisor is himself involved in the potential or actual conflict, the matter should instead be discussed directly with the Chief Financial Officer.

Directors and executive officers must seek determinations and prior authorizations or approvals of potential conflicts of interest exclusively from the Audit Committee and Nominating and Corporate Governance Committee.

4.     Compliance.

4.1      Employees, officers and directors should comply, both in letter and spirit, with all applicable laws, rules and regulations in the cities, states and countries in which the Company operates.

4.2      Although not all employees, officers and directors are expected to know the details of all applicable laws, rules and regulations, it is important to know enough to determine when to seek advice from appropriate personnel. Questions about compliance should be addressed to the Legal Department.

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4.3      No director, officer or employee may purchase or sell any Company securities while in possession of material non-public information regarding the Company, nor may any director, officer or employee purchase or sell another company's securities while in possession of material non-public information regarding that company. It is against Company policies and illegal for any director, officer or employee to use material non-public information regarding the Company or any other company to:

(a)     obtain profit for himself or herself; or

(b)     directly or indirectly "tip" others who might make an investment decision on the basis of that information.

5.     Disclosure.

5.1      The Company's periodic reports and other documents filed with the SEC, including all financial statements and other financial information, must comply with applicable federal securities laws and SEC rules.

5.2      Each director, officer and employee who contributes in any way to the preparation or verification of the Company's financial statements and other financial information must ensure that the Company's books, records and accounts are accurately maintained. Each director, officer and employee must cooperate fully with the Company's accounting and internal audit departments, as well as the Company's independent public accountants and counsel.

5.3      Each director, officer and employee who is involved in the Company's disclosure process must:

(a)     be familiar with and comply with the Company's disclosure controls and procedures and its internal control over financial reporting; and

(b)     take all necessary steps to ensure that all filings with the SEC and all other public communications about the financial and business condition of the Company provide full, fair, accurate, timely and understandable disclosure.

6.     Protection and Proper Use of Company Assets.

6.1      All directors, officers and employees should protect the Company's assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company's profitability and are prohibited.

6.2      All Company assets should be used only for legitimate business purposes, though incidental personal use may be permitted. Any suspected incident of fraud or theft should be reported for investigation immediately.

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6.3      The obligation to protect Company assets includes the Company's proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business and marketing plans, engineering and manufacturing ideas, designs, databases, records and any non-public financial data or reports. Unauthorized use or distribution of this information is prohibited and could also be illegal and result in civil or criminal penalties.

7.     Corporate Opportunities. All directors, officers and employees owe a duty to the Company to advance its interests when the opportunity arises. Directors, officers and employees are prohibited from taking for themselves personally (or for the benefit of friends or family members) opportunities that are discovered through the use of Company assets, property, information or position. Directors, officers and employees may not use Company assets, property, information or position for personal gain (including gain of friends or family members). In addition, no director, officer or employee may compete with the Company.

8.     Confidentiality. Directors, officers and employees should maintain the confidentiality of information entrusted to them by the Company or by its customers, suppliers or partners, except when disclosure is expressly authorized or is required or permitted by law. Confidential information includes all non-public information (regardless of its source) that might be of use to the Company's competitors or harmful to the Company or its customers, suppliers or partners if disclosed.

9.     Fair Dealing. Each director, officer and employee must deal fairly with the Company's customers, suppliers, partners, service providers, competitors, employees and anyone else with whom he or she has contact in the course of performing his or her job. No director, officer or employee may take unfair advantage of anyone through manipulation, concealment, abuse or privileged information, misrepresentation of facts or any other unfair dealing practice.

10.    Reporting and Enforcement.

10.1    Reporting and Investigation of Violations.

(a)     Actions prohibited by this code involving directors or executive officers must be reported to the Nominating and Corporate Governance Committee.

(b)     Actions prohibited by this code involving anyone other than a director or executive officer must be reported to the reporting person's supervisor or the Chief Financial Officer.

(c)     After receiving a report of an alleged prohibited action, the Nominating and Corporate Governance Committee, the Audit Committee, the relevant supervisor, or the Chief Financial Officer must promptly take all appropriate actions necessary to investigate.

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(d)     All directors, officers and employees are expected to cooperate in any internal investigation of misconduct.

10.2     Enforcement.

(a)     The Company must ensure prompt and consistent action against violations of this Code.

(b)     If, after investigating a report of an alleged prohibited action by a director or executive officer, the Audit Committee or Nominating and Corporate Governance Committee determines that a violation of this Code has occurred, the Committee will report such determination to the Board of Directors.

(c)     If, after investigating a report of an alleged prohibited action by any other person, the relevant supervisor or the Chief Financial Officer determines that a violation of this Code has occurred, the supervisor or the Chief Financial Officer will report such determination to Company counsel.

(d)     Upon receipt of a determination that there has been a violation of this Code, the Board of Directors or the Chief Financial Officer (in consultation with Company counsel) will take such preventative or disciplinary action as it deems appropriate, including, but not limited to, reassignment, demotion, dismissal and, in the event of criminal conduct or other serious violations of the law, notification of appropriate governmental authorities.

10.3     Waivers.

(a)     The Board of Directors (in the case of a violation by a director or executive officer) and the Chief Financial Officer (in the case of a violation by any other person) may, in its discretion, waive any violation of this Code.

(b)     Any waiver for a director or an executive officer shall be disclosed as required by SEC and any relevant stock exchange or quote system rules.

10.4      Prohibition on Retaliation.

The Company does not tolerate acts of retaliation against any director, officer or employee who makes a good faith report of known or suspected acts of misconduct or other violations of this Code.

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Acknowledgment of Receipt and Review

To be signed and returned to the Chief Financial Officer

I, _______________________, acknowledge that I have received and read a copy of the Intellinetics, Inc. Code of Ethics and Conduct. I understand the contents of the Code and I agree to comply with the policies and procedures set out in the Code.

I understand that I should approach the Chief Financial Officer if I have any questions about the Code generally or any questions about reporting a suspected conflict of interest or other violation of the Code.

[NAME]

[PRINTED NAME]

[DATE]]

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INTELLINETICS, INC.

Annual Meeting Proxy Card

To submit your proxy by email: send a pdf version of this completed and signed form to our transfer agent at amy@standardregistrar.com by 11:59 PM Eastern Time on August 11, 2015.

To submit your proxy by mail: send to

Standard Registar & Transfer Co. Inc.

12528 South 1840 East

Draper, UT 84020

A. Proposals—The Board of Directors recommends a vote  FOR  Proposals 1, 2, and 3:

1.       To elect four directors, to hold office for a term of one year.

	For	Withhold
Matthew L. Chretien	☐	☐

	For	Withhold
Rye D’Orazio	☐	☐

	For	Withhold
Robert C. Schroeder	☐	☐

	For	Withhold
Sophie Pibouin	☐	☐

	For	Withhold
Murray Gross	☐	☐

2. To adopt and approve the Intellinetics, Inc. Equity Incentive Plan.	For	Against	Abstain
	☐	☐	☐

3. To ratify the appointment of GBQ Partners LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.	For ☐	Against ☐	Abstain ☐

4. In their discretion, the proxies are authorized to take action and to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

B. Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date(mm/dd/yy)

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